Filed pursuant to Rule 497(e)
File Nos. 333-92415 and 811-09721

Prospectus

MARCH 1, 2009
(as revised JUNE 29, 2009)

Fixed Income SHares (FISH)

Fixed Income SHares: Series C,
Fixed Income SHares: Series M,
Fixed Income SHares: Series R,
Fixed Income SHares: Series H
About Fixed Income SHares:

Developed by Pacific Investment Management Company LLC (“PIMCO”) exclusively for use within separately managed accounts, FISH represent shares of specialized bond portfolios. They are used in combination with selected individual securities to effectively model institutional-level investment strategies. FISH can permit greater diversification than smaller managed accounts might otherwise achieve.

PIMCO uses these specialized bond portfolios within the PIMCO Total Return, PIMCO Real Return and PIMCO High Yield Municipal Strategy managed account portfolios.

Within the PIMCO Total Return managed account portfolio:
Fixed Income SHares: Series C, investing primarily in U.S. and foreign fixed-income instruments.
Fixed Income SHares: Series M, investing primarily in mortgage- and other asset-backed securities.

Within the PIMCO Real Return managed account portfolio:
Fixed Income SHares: Series R, investing primarily in inflation-indexed fixed-income securities.

Within the PIMCO High Yield Municipal Strategy managed account portfolio:
Fixed Income SHares: Series H, investing primarily in high yield municipal debt securities.

This cover is not part of the Prospectus.

Prospectus for:
Fixed Income SHares: Series C (“FISH: Series C”)
Fixed Income SHares: Series M (“FISH: Series M”)
Fixed Income SHares: Series R (“FISH: Series R”)
Fixed Income SHares: Series H (“FISH: Series H”)
(each a “Portfolio”)

March 1, 2009
(as revised
June 29, 2009)
This Prospectus explains what you should know about each Portfolio before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

2	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Risk/Return Summary

The following summaries identify the investment objective, principal investments and strategies, principal risks, performance information and fees and expenses of each Portfolio. A more detailed “Summary of Principal Risks” describing principal risks of investing in a Portfolio begins on p. 12. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio are not expected to be the same as those made by other mutual funds managed by each Portfolio’s investment adviser, Allianz Global Investors Fund Management LLC (the “Manager”), or each Portfolio’s sub-adviser, PIMCO, including mutual funds with investment objectives and policies similar to those of the Portfolios.

It is possible to lose money on investments in a Portfolio. An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	3

Fixed Income SHares: Series C

Principal
Investments and
Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Portfolio Focus Intermediate maturity fixed income securities	Credit Quality B to Aaa; maximum 50% below Baa Average Portfolio Duration Varies	Dividend Frequency Declared daily and distributed monthly (Dividends are paid in cash)

FISH: Series C seeks to achieve its investment objective by normally investing substantially all (and at least 80%) of its net assets (plus the amount of any borrowing for investment purposes) in a portfolio of U.S. and foreign fixed income instruments of the following types:

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	inflation-indexed bonds issued by corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
•	obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises;
•	obligations of international agencies or supranational entities;
•	obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;
•	mortgage-related and other asset-backed securities; and
•	derivative instruments that have economic characteristics similar to the securities referenced above.

The Portfolio may invest up to 50% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest without limit in foreign (non-U.S.) currencies and securities denominated in foreign (non-U.S.) currencies. The Portfolio may also invest without limit in U.S. dollar denominated securities of foreign issuers.

The Portfolio may invest without limit in securities and instruments of issuers that are tied economically to countries with developing (or “emerging market”) securities markets.

The Portfolio may invest up to 55% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain of these securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. Mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation.

The Portfolio may invest its assets without limitation in mortgage-related and other asset-backed securities, including mortgage-related and other asset backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio will not change its policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), as it may be amended or interpreted by the Securities and Exchange Commission (the “SEC”) from time to time.

4	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Fixed Income SHares: Series C continued

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Foreign (non-U.S.) Investment Risk • Mortgage-Related and Other Asset-Backed Risk	• Emerging Markets Risk • Derivatives Risk • Liquidity Risk • Management Risk • High Yield Risk	• Issuer Non-Diversification Risk • Currency Risk • Leveraging Risk • Issuer Risk • Short Sale Risk

Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Performance
Information

Below is summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from these returns shown, and after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Average Annual Total Returns			Since Inception
(for periods ended 12/31/08)	1 Year(2)	5 Year	(3/17/00)

FISH: Series C return before taxes	10.13%	9.40%	10.79%

FISH: Series C return after taxes on distributions	3.82%	6.24%	7.55%

FISH: Series C return after taxes on distributions and sale of Portfolio shares	6.81%	6.27%	7.39%

Barclays Capital Intermediate U.S. Credit Index(1)	-2.76%	2.52%	5.38%

(1) The Barclays Capital Intermediate U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Index comparison began on 3/30/00. Effective November 1, 2008, Barclays Capital replaced Lehman in the name of the Index.

(2) One year returns are not an average.	Highest and Lowest Quarter Returns (for periods shown in bar chart)

	Highest (12/31/2008)	16.05%

	Lowest (09/30/2008)	-7.72%

Fees and Expenses of
the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold shares of the Portfolio:(1)

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Contingent Deferred Sales Charge (Load)
	(as a percentage of offering price)	(as a percentage of original purchase price)

FISH: Series C	0%	0%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

		Distribution		Total Annual	Fee Waiver/
		and/or Service	Other	Portfolio	Expense	Net
	Advisory Fees*	(12b-1) Fees	Expenses**	Operating Expenses	Reimbursements***	Expenses

FISH: Series C	0%	0%	0.11%	0.11%	0.11%	0%

* See Note 1 below.
** The amount under “Other Expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid for by the Manager or its affiliates. See Note 1 below.
*** The Manager has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio, except extraordinary expenses.
Examples: The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: With or without redemption at the end of each period
	Year 1	Year 3	Year 5	Year 10

FISH: Series C	$0	$0	$0	$0

(1)	The tables show net expenses of the Portfolio as 0%, reflecting the fact that the Manager or its affiliates are absorbing all expenses of operating the Portfolio, and the Manager and PIMCO do not charge any fees to the Portfolio (which may be viewed as an effective waiver). You should be aware, however, that the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the Manager or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Prospectus	5

Fixed Income SHares: Series M

Principal
Investments and
Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Portfolio Focus Intermediate maturity mortgage-backed securities	Credit Quality B to Aaa; maximum 50% below Baa Average Portfolio Duration Varies	Dividend Frequency Declared daily and distributed monthly (Dividends are paid in cash)

FISH: Series M seeks to achieve its investment objective by normally investing substantially all (and at least 80%) of its net assets (plus the amount of any borrowing for investment purposes) in a portfolio of fixed income instruments comprised of mortgage- and other asset-backed securities, including:

•	mortgage pass-through securities;

•	collateralized mortgage obligations;

•	commercial mortgage-backed securities;

•	mortgage dollar rolls;

•	stripped mortgage-backed securities;

•	debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property; and

•	derivative instruments that have economic characteristics similar to the securities referenced above.

The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The Portfolio may invest without limit in foreign (non-U.S.) currencies and securities denominated in foreign (non-U.S.) currencies. The Portfolio may also invest without limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest without limit in securities and instruments of issuers that are tied economically to countries with developing (or “emerging market”) securities markets.

The Portfolio may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain of these securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

The Portfolio may invest up to 50% of its assets in high yield mortgage-backed securities (“junk bonds”), including commercial mortgage-backed securities, rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, commodities, real estate and other assets, and related indices. The Portfolio may invest without limit in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio will not change its policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.

6	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Fixed Income SHares: Series M continued

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Mortgage-Related and Other Asset-Backed Risk • Interest Rate Risk • Credit Risk • Market Risk • Foreign (non-U.S.) Investment Risk	• Derivatives Risk • Liquidity Risk • Management Risk • Issuer Non-Diversification Risk • Emerging Markets Risk	• Leveraging Risk • Issuer Risk • High Yield Risk • Short Sale Risk • Currency Risk

Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Performance
Information

Below is summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from these returns shown, and after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Average Annual Total Returns			Since Inception
(for periods ended 12/31/08)	1 Year(2)	5 Year	(3/17/00)

FISH: Series M return before taxes	-14.31%	1.47%	6.16%

FISH: Series M return after taxes on distributions	-18.29%	-1.09%	3.21%

FISH: Series M return after taxes on distributions and sale of Portfolio shares	-9.07%	-0.09%	3.60%

Barclays Capital Fixed Rate Mortgage-Backed Securities Index(1)	8.52%	5.59%	6.61%

(1) The Barclays Capital Fixed Rate Mortgage-Backed Securities Index is an unmanaged index of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Index comparison began on 3/30/00. Effective November 1, 2008, Barclays Capital replaced Lehman in the name of the Index.

(2) One year returns are not an average.	Highest and Lowest Quarter Returns (for periods shown in bar chart)

	Highest (9/30/2006)	7.23%

	Lowest (9/30/2008)	-8.52%

Fees and Expenses of
the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold shares of the Portfolio:(1)

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Contingent Deferred Sales Charge (Load)
	(as a percentage of offering price)	(as a percentage of original purchase price)

FISH: Series M	0%	0%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

		Distribution		Total Annual	Fee Waiver/
		and/or Service	Other	Portfolio	Expense	Net
	Advisory Fees*	(12b-1) Fees	Expenses**	Operating Expenses	Reimbursements***	Expenses

FISH: Series M	0%	0%	0.11%	0.11%	0.11%	0%

* See Note 1 below.
** The amount under “Other Expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid for by the Manager or its affiliates. See Note 1 below.
*** The Manager has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio, except extraordinary expenses.
Examples: The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating examples remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: With or without redemption at the end of each period
	Year 1	Year 3	Year 5	Year 10

FISH: Series M	$0	$0	$0	$0

(1)	The tables show net expenses of the Portfolio as 0%, reflecting the fact that the Manager or its affiliates are absorbing all expenses of operating the Portfolio, and the Manager and PIMCO do not charge any fees to the Portfolio (which may be viewed as an effective waiver). You should be aware, however, that the Portfolio is an integral part of “wrap-fee”
programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the
Manager or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Prospectus	7

Fixed Income SHares: Series R

Principal
Investments and
Strategies

Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Portfolio Focus Inflation-indexed fixed income securities	Credit Quality B to Aaa; maximum 20% below Baa Average Portfolio Duration Varies	Dividend Frequency Declared daily and distributed monthly (Dividends are paid in cash)

FISH: Series R seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign fixed income instruments. The Portfolio may invest in a variety of fixed income securities and related instruments, including (but not limited to):

•	inflation-indexed bonds issued by both U.S. and non-U.S. governments and corporations, including Treasury Inflation Protected Securities (TIPS);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;
•	obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises;
•	obligations of international agencies or supranational entities;
•	debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
•	mortgage-related and other asset-backed securities;
•	floating and variable rate debt instruments;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements; and
•	derivative instruments that have economic characteristics similar to the securities referenced above.

In pursuing its investment objective of real return, the Portfolio ordinarily expects to invest a substantial portion of its assets in inflation-indexed bonds of various maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the non-seasonally adjusted Consumer Price Index for All Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Certain securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

The Portfolio invests primarily in investment grade securities, but may invest up to 20% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest without limit in foreign (non-U.S.) currencies and securities denominated in foreign (non-U.S.) currencies. The Portfolio may also invest without limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 20% of its assets in securities of issuers that are tied economically to countries with developing (or “emerging”) securities markets.

The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts, or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. The Portfolio may lend its securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio will not change its policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.

8	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Fixed Income SHares: Series R continued

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • Market Risk • Foreign (non-U.S.) Investment Risk • Mortgage-Related and Other Asset-Backed Risk	• Emerging Markets Risk • Derivatives Risk • Liquidity Risk • Management Risk • High Yield Risk	• Issuer Non-Diversification Risk • Currency Risk • Leveraging Risk • Issuer Risk • Short Sale Risk

Please see “Summary of Principal Risks” for a description of these and other principal risks of investing in the Portfolio.

Performance
Information

Below is summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from these returns shown, and after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Average Annual Total Returns		Since Inception
(for periods ended 12/31/08)	1 Year(2)	(4/15/04)

FISH: Series R return before taxes	-5.54%	4.01%

FISH: Series R return after taxes on distributions	-8.47%	1.88%

FISH: Series R return after taxes on distributions and sale of Portfolio shares	-3.52%	2.23%

Barclays Capital U.S. TIPS Index(1)	-2.35%	4.43%

(1) The Barclays Capital U.S. TIPS Index is an unmanaged index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million per amount outstanding. It is not possible to directly invest in the index. The index does not reflect deduction for fees, expenses or taxes. Index comparison began on 4/30/04. Effective November 1, 2008, Barclays Capital replaced Lehman in the name of the Index.

(2) One year returns are not an average.	Highest and Lowest Quarter Returns (for periods shown in bar chart)

	Highest (9/30/2007)	7.11%

	Lowest (12/31/2008)	-5.75%

Fees and Expenses of
the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold shares of the Portfolio:(1)

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Contingent Deferred Sales Charge (Load)
	(as a percentage of offering price)	(as a percentage of original purchase price)

FISH: Series R	0%	0%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

		Distribution		Total Annual	Fee Waiver/
		and/or Service	Other	Portfolio	Expense	Net
	Advisory Fees*	(12b-1) Fees	Expenses**	Operating Expenses	Reimbursements***	Expenses

FISH: Series R	0%	0%	0.11%	0.11%	0.11%	0%

* See Note 1 below.
** The amount under “Other Expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid for by the Manager or its affiliates. See Note 1 below.
*** The Manager has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio, except extraordinary expenses.
Examples: The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: With or without redemption at the end of each period
	Year 1	Year 3	Year 5	Year 10

FISH: Series R	$0	$0	$0	$0

(1)	The tables show net expenses of the Portfolio as 0%, reflecting the fact that the Manager or its affiliates are absorbing all expenses of operating the Portfolio, and the Manager and PIMCO do not charge any fees to the Portfolio (which may be viewed as an effective waiver). You should be aware, however, that the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the Manager or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Prospectus	9

Fixed Income SHares: Series H

Principal
Investments and
Strategies

Investment Objective Seeks high current income exempt from federal income tax. Total return is a secondary objective. Portfolio Focus High yield municipal securities	Credit Quality No limitations Average Portfolio Duration Varies	Dividend Frequency Declared daily and distributed monthly (Dividends are paid in cash)

FISH: Series H seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal tax (not including the federal alternative minimum tax) (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Portfolio intends to invest substantially all of its assets in high yield municipal bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “high yield securities” or “junk bonds”). The Portfolio may also invest without limitation in higher-rated municipal bonds and other securities. The Portfolio may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity bonds” must be included in their AMT calculations, and, as such, a portion of the Portfolio’s distribution may be subject to federal income tax. The Portfolio may invest more than 25% of its total assets in bonds of issuers in California and/or New York. To the extent that the Portfolio concentrates its investments in California or New York, it will be subject to higher levels of California or New York State Specific Risk. See “California State-Specific Risk” and “New York State-Specific Risk.” The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g. less than three years) to relatively long (e.g. more than 11 years) based on PIMCO’s forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The total return sought by the Portfolio consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio may invest in other types of fixed income instruments. The term “fixed income instruments” includes, in addition to Municipal Bonds, the following types of investments:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government securities”);
•	corporate debt securities of U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances; and
•	repurchase agreements and reverse repurchase agreements.

The Portfolio may also invest without limit in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. In addition, the Portfolio may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds (RIBs). The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Portfolio will not change its policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.

10	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Fixed Income SHares: Series H continued

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

• Municipal Bond Market Risk • High Yield Risk • California State-Specific Risk • New York State-Specific Risk • Short Sale Risk	• Interest Rate Risk • Credit Risk • Market Risk • Derivatives Risk • Liquidity Risk	• Management Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk • Issuer Risk

Please see “Summary of Principal Risks” for a description of these and other principal risks of investing in the Portfolio.

Performance
Information

Below is summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing its performance for its initial calendar year and by showing how the Portfolio’s performance compares with the returns of a broad-based securities market index. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from these returns shown, and after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Average Annual Total Returns		Since Inception
(for periods ended 12/31/08)	1 Year(2)	(4/2/07)

FISH: Series H return before taxes	-28.97%	-20.55%

FISH: Series H return after taxes on distributions	-28.97%	-20.55%

FISH: Series H return after taxes on distributions and sale of Portfolio shares	-16.74%	-16.10%

Barclays Capital High Yield Muni Index(1)	-27.01%	-18.29%

(1) Barclays Capital High Yield Muni Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s with a remaining maturity of at least one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses, or taxes. Index comparison began on 3/31/07.

(2) One year returns are not an average.	Highest and Lowest Quarter Returns (for periods shown in bar chart)

	Highest (6/30/2008)	1.62%

	Lowest (12/31/2008)	-22.53%

Fees and Expenses
of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold shares of the Portfolio:(1)

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Contingent Deferred Sales Charge (Load)
	(as a percentage of offering price)	(as a percentage of original purchase price)

FISH: Series H	0%	0%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

		Distribution		Total Annual	Fee Waiver/
		and/or Service	Other	Portfolio	Expense	Net
	Advisory Fees*	(12b-1) Fees	Expenses**	Operating Expenses	Reimbursements***	Expenses

FISH: Series H	0%	0%	0.11%	0.11%	0.11%	0%

* See Note 1 below.
** The amount under “Other Expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid for by the Manager or its affiliates. See Note 1 below.
*** The Manager has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio, except extraordinary expenses.
Examples: The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: With or without redemption at the end of each period
	Year 1	Year 3	Year 5	Year 10

FISH: Series H	$0	$0	$0	$0

(1)	The tables show net expenses of the Portfolio as 0%, reflecting the fact that the Manager or its affiliates are absorbing all expenses of operating the Portfolio, and the Manager and PIMCO do not charge any fees to the Portfolio (which may be viewed as an effective waiver). You should be aware, however, that the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the Manager or PIMCO. Participants in these programs pay a
“wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Prospectus	11

Summary of Principal Risks

The value of your investment in a Portfolio changes with the value of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the Portfolio Summaries and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” in this prospectus. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Portfolios, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares.

Credit Risk

A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

High Yield Risk

Each Portfolio, through its investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), and in particular FISH: Series H through its focus on such securities, may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio’s ability to sell its high yield securities (liquidity risk). If the issuer of a security is in default with respect to interest payments or principal payments, a Portfolio may lose its entire investment. These securities may also be more susceptible to real or perceived adverse economic or competitive industry conditions than higher quality fixed income instruments. Securities in the lowest investment grade categories may also be considered to have speculative characteristics by certain ratings agencies.

Market Risk

The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which disproportionately affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. The market price of fixed income instruments may decline due to changes in interest rates, lack of liquidity or other factors affecting the fixed income markets generally.

12	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require a Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Portfolio’s principal investment strategies involve foreign securities, derivatives, high-yield securities or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

The Portfolios may invest without limit in derivatives, which are financial contracts the value of which depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under “Characteristics and Risks of Securities and Investment Techniques — Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. Although not required to, the Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, and/or geographical regions. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of certain derivatives may subject a Portfolio to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. When investing in a derivative instrument, a Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, a Portfolio’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

The Portfolios may invest in commodity-linked derivative instruments to the extent that the Portfolios’ exposure to commodities through these instruments is 5% or less of the Portfolio’s total assets at the time of investment (although the Portfolios may invest directly in other commodity-related investments independent of this restriction). The Portfolios’ investments in commodity-linked derivative instruments may subject the Portfolios to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Portfolios may invest in real-estate linked derivative instruments to the extent that a Portfolio’s exposure to real estate through these instruments is 5% or less of the Portfolios’ total assets at the time of investment (although the Portfolio may invest directly in other real estate-related investments independent of this restriction). To the extent the Portfolios invest in real estate-linked derivative instruments, they are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Short Sale Risk

Short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price because it must borrow the security sold short and deliver it to the counterparty. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the

Prospectus	13

short sale may fail to honor its contract terms, causing a loss to the Portfolio. A Portfolio’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. FISH: Series M is particularly sensitive to mortgage risk because the Portfolio normally invests substantially in mortgage-related securities.

Foreign (Non-U.S.) Investment Risk

A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. currencies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area such as Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments. In addition, special U.S. tax considerations may apply to a Portfolio’s investments in foreign securities.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities, that is, securities of issuers tied economically to countries with developing securities markets. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. Portfolios may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets.

Currency Risk

To the extent a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, and by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the return of the Portfolio.

Issuer Non-Diversification
Risk

Focusing investments in a small number of issuers increases risk. Each Portfolio is “non-diversified,” which means that it may invest a significant portion of its assets in the securities of a small number of issuers (such as bonds issued by a particular state). Portfolios that invest in a relatively small number of issuers are more impacted by risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Portfolio may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S. See “California State-Specific Risk” and “New York State-Specific Risk” below.

Leveraging Risk

Each Portfolio may engage in transactions that give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of

14	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. A Portfolio could theoretically be subject to unlimited losses in the cases where it is unable to close out a transaction. Leverage, including borrowing, will cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of securities held by a Portfolio.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio management team will apply investment techniques \and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Municipal Bond Market Risk

A Portfolio that invests in the municipal bond market, particularly FISH: Series H, is subject to certain risks. The amount of public information available about the Municipal Bonds held by a Portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Portfolio may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for Municipal Bonds, particularly the lower rated bonds on which FISH: Series H focuses, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Portfolio’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio investing in the issuer’s securities could experience delays in collecting principal and interest and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Portfolio may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt.

California State-Specific Risk

A Portfolio that concentrates its investments in California Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Portfolio that concentrates its investments in New York Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York Municipal Bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York Municipal Bonds held by the Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Prospectus	15

Management of the Portfolios

Investment Adviser, Sub-adviser and Administrator

The Manager serves as the investment adviser to the Portfolios. PIMCO serves as the sub-adviser to the Portfolios. Subject to the supervision of the Manager and the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolios. The Manager, in its role as administrator, is also responsible for managing the Portfolios’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of Americas New York, NY 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. As of December 31, 2008, the Manager had approximately $40.5 billion in assets under management.

PIMCO, an affiliate of the Manager, is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2008, PIMCO had approximately $747 billion in assets under management.

Advisory Fees

None of the Portfolios pay any direct advisory or other fees. See “Risk/Return Summary — Fees and Expenses of the Portfolio” for more information on this arrangement.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Manager and each Portfolio and the portfolio management agreement between the Manager and PIMCO for each Portfolio is available in the Portfolios’ annual report to shareholders for the period ended October 31, 2008.

Individual Portfolio Manager

The following investment professionals have primary responsibility for managing the Portfolios:

Mark R. Kiesel, a Managing Director of PIMCO and a senior member of PIMCO’s investment strategy and portfolio management group, is primarily responsible for the day-to-day management of the FISH: Series C Portfolio. Mr. Kiesel has been the primary portfolio manager since 2001.

Scott Simon, a Managing Director and head of PIMCO’s mortgage-backed securities team, is primarily responsible for the day-to-day management of the FISH: Series M Portfolio. Mr. Simon has been the primary portfolio manager since April 2000.

Mihir Worah, a Managing Director of PIMCO, is primarily responsible for the day-to-day management of the FISH: Series R Portfolio. Mr. Worah joined PIMCO in 2001 and has been the primary portfolio manager since December 2007.

John Cummings, an Executive Vice President of PIMCO, is primarily responsible for the day-to-day management of the FISH: Series H Portfolio. Mr. Cummings joined PIMCO in 2002 and has been the primary portfolio manager since the Portfolio’s inception in April 2007.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Portfolios which they manage.

Distributor

The Portfolios’ principal underwriter is Allianz Global Investors Distributors LLC (the “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”) and an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Legal Proceedings

In June and September 2004, the Manager and certain of its affiliates (including PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate

16	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Portfolios.

Since February 2004, the Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager or its affiliates or related injunctions.

The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Portfolios or on their ability to perform their respective investment advisory or distribution activities relating to the Portfolios.

The foregoing speaks only as of the date of this Prospectus.

Purchases and Redemptions

Eligible Investors and Opening an Account

Shares of the Portfolios may be purchased only by or on behalf of “wrap” account clients where Allianz Global Investors Managed Accounts LLC (the “Wrap Program Adviser”) has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. A client agreement to open an account typically may be obtained by contacting the wrap program sponsor. The Wrap Program Adviser is an affiliate of the Manager and PIMCO.

The Portfolios intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above and each investor, by purchasing shares, agrees to any such redemption. Best efforts will be made to provide the applicable wrap program sponsor with advance notice of any such redemption on behalf of the client.

Calculation of Share Price and Redemption Payments

When Portfolio shares are purchased or redeemed, the price that is paid or received is equal to the net asset value (“NAV”) of the shares, without any sales charges or other fees. NAVs are ordinarily determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Portfolio Shares Are Priced.”

In most cases, purchase and redemption orders are made based on instructions from the Wrap Program Adviser, in its capacity as investment adviser or sub-adviser to the applicable wrap account, to the broker-dealer who executes trades for the account. Purchase and redemption orders are processed at the NAV next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to the time the Portfolio’s NAV is determined on a business day will be processed at that day’s NAV, even if the order is received by the transfer agent after the Portfolio’s NAV has been calculated that day.

The Portfolios do not calculate NAVs or process purchase or redemption orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is made on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Purchase and Redemption
Procedures

There are no maximum or minimum initial investment requirements. The broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the Portfolios’ transfer agent, Boston Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation — Fund/SERV). The broker-dealer submitting an initial or subsequent order to purchase Portfolio shares must arrange to have federal funds wired to the transfer agent. Wiring instructions may be obtained by calling 1-800-462-9727.

Other Purchase Information

Purchases of Portfolio shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued.

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Each Portfolio reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order. Each Portfolio may do so in consultation with the Wrap Program Adviser.

Other Redemption Information

Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally be wired within one to three business days after the redemption request, but may take up to seven days. Redemption proceeds on behalf of shareholders who are no longer eligible to invest in the Portfolios may receive their redemption proceeds by check. See “Eligible Investors and Opening an Account” above.

Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the applicable Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Portfolio may delay redemption payments for more than seven days, as permitted by law.

It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, each Portfolio reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Market Timing Policy

In general, the practice of “market timing,” which includes short-term or excessive trading of mutual fund shares and other abusive trading practices, may have a detrimental effect on a mutual fund and its shareholders. Depending upon various factors such as the mutual fund’s size and the amount of its assets maintained in cash, market timing by fund shareholders may interfere with the efficient management of the fund’s portfolio, increase transaction costs and taxes, and harm the performance of the fund and its shareholders. Because the Portfolios are designed to be components of “wrap” accounts that also invest, at the direction of the Wrap Program Adviser, in individual securities and other investments, Portfolio shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Portfolios are managed in a manner that is consistent with their role in the “wrap” accounts. Because all purchase and redemption orders are initiated by the Wrap Program Adviser, “wrap” account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Portfolio shares. The Board of Trustees has adopted a market timing policy, pursuant to which the Distributor monitors each Portfolio’s trading activity and has the ability to reject any purchase or redemption orders that the Distributor believes would adversely affect the Portfolio or its shareholders. Additionally, each Portfolio reserves the right to refuse such purchase or redemption orders.

Portfolio Holdings Policy

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information.

How Portfolio Shares Are Priced

The net asset value per share (“NAV”) of a Portfolio’s shares is determined by dividing the total value of the Portfolio’s investments and other assets, less any liabilities, by the total number of shares outstanding of that Portfolio. Portfolio shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Portfolios’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Pricing services used in connection with valuing debt securities and other investments may use information provided by market makers or estimates of market

18	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

values obtained from yield data relating to securities with similar characteristics. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Portfolios’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.

The Portfolios may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Portfolios may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time.

Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Portfolio or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Portfolio’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Portfolio Distributions

Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on the shares the day after the Portfolio receives your purchase payment. Dividends are declared daily and paid monthly on the last business day of the month.

In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders investing in the Portfolio no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Portfolio’s dividend and capital gain distributions will be paid only in cash. Dividends and capital gains will not be reinvested in additional Portfolio shares.

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Tax Consequences

Treatment as RIC

This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Portfolios; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. income tax laws. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolios.

Each Portfolio intends to elect to be treated and to qualify each year for taxation as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Portfolio’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Portfolio Distributions

A shareholder subject to U.S. federal income tax will generally be subject to tax on Portfolio distributions whether they are paid in cash or reinvested in additional shares of the Portfolios, unless, with regard to FISH: Series H, the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.” For federal income tax purposes, Portfolio distributions will generally be taxable to a shareholder as either ordinary income or capital gains.

Portfolio dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. Federal taxes on Portfolio distributions of capital gains are determined by how long the Portfolio owned or is deemed to have owned the investments that generated the capital gains, rather than how long a shareholder has owned the shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that are properly designated by a Portfolio as capital gain dividends generally will be taxable to shareholders as long-term capital gains. Long- term capital gains rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2010. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you at ordinary income rates.

A Note on FISH: Series H Distributions. Dividends paid to shareholders of FISH: Series H and derived from Municipal Bond interest are expected to be designated by the Portfolio as “exempt-interest dividends.” Exempt-interest dividends are not generally subject to U.S. federal income tax, but may be subject to state and local taxes. In addition, FISH: Series H may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. If FISH: Series H invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Portfolio’s distributions derived from interest on such bonds. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Portfolio may have on the federal taxation of your benefits. Dividends derived from taxable interest or capital gains will be subject to federal income tax.

The ultimate tax characterization of a Portfolio’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Portfolio may make total distributions during a taxable year in an amount that exceeds such Portfolio’s current and accumulated earnings and profits, in which case the excess generally would be treated as return of capital, which would reduce the shareholders’ tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the shares.

Portfolio distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid).

Taxes When you Sell (Redeem) or Exchange Your Shares

Any gain resulting from the sale or redemption of Portfolio shares generally will be subject to U.S. federal income tax as capital gains for shareholders. When you exchange shares of a Portfolio for shares of another series, the transaction generally will be treated as a sale of the Portfolio shares for these purposes, and any gain on those shares generally will be subject to federal income tax as capital gains.

Backup Withholding

Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Portfolio that he, she or it is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolios described under “Risk/Return Summary” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of their investment advisers (PIMCO) and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities Selection

The FISH: Series C and FISH: Series M Portfolios seek maximum total return, and the FISH: Series R Portfolio seeks maximum real return, in each case consistent with preservation of capital and prudent investment management. The FISH: Series H Portfolio seeks high current income exempt from federal income tax. Total return is a secondary objective for FISH: Series H. The total return sought by FISH: Series C, FISH: Series M and FISH: Series H consists of both income earned on investments and capital appreciation, if any, arising from increases in the market value of a Portfolio’s holdings. The real return sought by FISH Series R equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

Municipal Bond Market

The amount of public information available about the municipal bonds held by a Portfolio is generally less than for corporate equities or bonds, and the investment performance of the Portfolio may therefore be more dependent on the abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for Municipal Bonds, particularly the lower rated bonds in which the FISH: Series H focuses, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of the Portfolio to sell its bonds at attractive prices.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government sponsored enterprises. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Mortgage-Related and Other Asset-Backed Securities

Each Portfolio may invest in mortgage-related securities and in other asset-backed securities. FISH: Series M invests principally in these securities, while FISH: Series C may invest its assets without limit in these and other asset- backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations

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(“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. The FISH: Series C and FISH: Series M Portfolios may not invest more than 40% of their net assets, and the FISH: Series R Portfolio may not invest more than 20% of its net assets, in any combination of IO, PO, or inverse floating rate securities.

The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Each Portfolio may invest in other asset-backed securities that have been or will be offered to investors.

Inflation-Indexed
Bonds

FISH: Series R ordinarily expects to invest a substantial portion of its assets in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The FISH: Series C and FISH: Series M Portfolios may not invest more than 40% of their net

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assets, and the FISH: Series R Portfolio may not invest more than 20% of its net assets, in any combination of IO, PO, or inverse floating rate securities. Residual interest bonds are a type of inverse floater. See “Municipal Bonds” below.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for FISH: Series C, which invests in securities issued by foreign companies and governments of foreign countries, FISH: Series M, and FISH: Series R, each of which may invest its assets, without limit, in securities denominated in non-U.S. currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

FISH: Series C and FISH: Series R also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

FISH: Series C and FISH: Series R may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Emerging Market Securities

FISH: Series C and FISH: Series M may invest without limit and FISH: Series R may invest up to 20% of its assets in securities of issuers that economically are tied to countries with developing (or “emerging”) securities markets. PIMCO generally considers an instrument to be economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Foreign (Non-U.S.) Currencies

A Portfolio that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

Foreign Currency Transactions

The FISH: Series C, FISH: Series M and FISH: Series R Portfolios may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. These Portfolios will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Portfolios (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

High Yield Securities

Securities rated lower than Baa by Moody’s or equivalently rated by S&P or Fitch, or unrated securities deemed by PIMCO to be of comparable quality, are sometimes referred to as “high yield” securities or “junk bonds”. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Securities in the lowest investment grade categories may also be considered to have speculative characteristics by certain ratings agencies. Issuers of securities in default may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P, and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Portfolio may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, and in particular because FISH: Series H focuses its investments in high yield securities, the Portfolio’s success in achieving its investment objective may depend more heavily on PIMCO’s creditworthiness analysis if the Portfolio invested exclusively in higher-quality and rated securities.

Derivatives

Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, fixed income securities, interest rates,

24	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

currencies or currency exchange rates, commodities, real estate and other assets, and related indices. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). PIMCO may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, PIMCO may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If PIMCO incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives, the risk of ambiguous documentation and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively.

Prospectus	25

Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Convertible Securities and Equity Securities

Each Portfolio may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

While the Portfolios intend to invest principally in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider equity securities or convertible securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds, which FISH: Series H focuses on, are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Portfolios may invest in residual interest bonds (“RIBS”), which brokers create by depositing a municipal security in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of RIBS may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Loan Participations and Assignments

The Portfolios may invest in fixed-rate and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Loans of Portfolio Securities

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a

26	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan, which may be an affiliate of the Portfolio.

Short Sales

Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolios may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Portfolio may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, that agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument or a similar security at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate or “earmark” assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. A Portfolio also may borrow money for investment purposes subject to any policies of the Portfolio currently described in this Prospectus or in the Portfolio’s Statement of Additional Information.

Event-Linked Exposure

Each Portfolio may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposure may also be subject to liquidity risk.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term

Prospectus	27

capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. Please see the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Portfolios that were operational during the last fiscal year.

Illiquid Securities

Each Portfolio may invest up to 15% of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. PIMCO may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e. , securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As their name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Investment in Other Investment Companies

Each Portfolio may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

Subject to the restrictions and limitations of the Investment Company Act of 1940, each Portfolio may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio. The Portfolios may also invest in exchange traded funds, subject to the restrictions and limitations in the Investment Company Act of 1940.

Temporary Defensive Strategies

For temporary or defensive purposes, each Portfolio may invest without limit in U.S. debt securities, including short term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Portfolio is non-fundamental and may be changed by the Board of Trustees without the approval of the shareholders investing in the Portfolio. Unless otherwise stated, all other investment policies of the Portfolios may be changed by the Board of Trustees without the approval of the shareholders.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this Prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on portfolio investments refer to total assets.

28	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Other Investments and Techniques

The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of the FISH: Series C, the FISH: Series R and the FISH: Series M Portfolios for the past 5 years and the FISH: Series H Portfolio since it commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by Pricewaterhouse Coopers LLP, whose report, along with financial statements of each Portfolio, are included in the annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor at the number on the back of this Prospectus.

	Year Ended October 31,

FISH: Series C	2008	2007	2006	2005	2004

Net asset value, beginning of year	$12.05	$11.78	$11.64	$12.06	$11.62

Investment Operations

Net investment income	0.76	0.63	0.55	0.48	0.49
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(0.37)	0.44	0.31	0.04	0.64
Total from investment operations	0.39	1.07	0.86	0.52	1.13

Dividends and Distributions to Shareholders from
Net investment income	(0.74)	(0.56)	(0.72)	(0.54)	(0.51)
Net realized gains	(0.20)	(0.24)	—	(0.40)	(0.18)
Total dividends and distributions to shareholders	(0.94)	(0.80)	(0.72)	(0.94)	(0.69)
Net asset value, end of year	$11.50	$12.05	$11.78	$11.64	$12.06

Total Investment Return(1)	2.56%	9.67%	7.69%	4.42%	10.14%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,006,494	$1,886,225	$1,449,575	$949,173	$575,175
Ratio of operating expenses to average net assets(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(2)	6.01%	5.60%	4.89%	4.08%	4.16%
Portfolio turnover	873%	750%	560%	510%	180%

(1)	Assumes reinvestment of all dividends and distributions.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment Manager or the Sub-Adviser. Participants
in these programs pay a “wrap” fee to the sponsor of the program.

	Year Ended October 31,

FISH: Series M	2008	2007	2006	2005	2004

Net asset value, beginning of year	$11.31	$11.38	$11.12	$11.87	$11.48

Investment Operations

Net investment income	1.35	0.66	0.57	0.44	0.37
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(2.90)	(0.08)	0.27	(0.29)	0.65
Total from investment operations	(1.55)	0.58	0.84	0.15	1.02

Dividends and Distributions to Shareholders from
Net investment income	(1.40)	(0.65)	(0.58)	(0.46)	(0.43)
Net realized gains	—	—	—	(0.44)	(0.20)
Total dividends and distributions to shareholders	(1.40)	(0.65)	(0.58)	(0.90)	(0.63)
Net asset value, end of year	$8.36	$11.31	$11.38	$11.12	$11.87

Total Investment Return(1)	(16.53)%	5.26%	7.80%	1.32%	9.17%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,710,260	$1,819,024	$1,454,145	$942,197	$569,692
Ratio of operating expenses to average net assets(2)(3)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(2)	11.82%	5.91%	5.11%	3.85%	3.21%
Portfolio turnover	923%	837%	928%	706%	894%

(1)	Assumes reinvestment of all dividends and distributions.
(2)	Reflects the fact that no fees and expenses are incurred. The Portfolio is an integral part of “wrap fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment Manager or the Sub-Adviser. Participants in
these programs pay a “wrap” fee to the sponsor of the program.
(3)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2008,
2007, 2006, 2005, and 2004 would be 7.63%, 1.26%, 0.07%, 0.05%, and 0.01%, respectively.

30	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Financial Highlights continued

					For the period
	Year Ended October 31,				April 15, 2004*
					through
FISH: Series R	2008	2007	2006	2005	October 31, 2004

Net asset value, beginning of period	$10.21	$9.90	$10.20	$10.37	$10.00

Investment Operations:

Net investment income	0.57	0.43	0.54	0.50	0.26
Net realized and change in unrealized gain (loss) on investments , futures contracts, options written, swaps and foreign currency transactions	(0.91)	0.34	(0.29)	(0.16)	0.37
Total from investment operations	(0.34)	0.77	0.25	0.34	0.63

Dividends and Distributions to Shareholders from:
Net investment income	(0.60)	(0.46)	(0.55)	(0.50)	(0.26)
Net realized gains	—	—	—	(0.01)	—
Total dividends and distributions to shareholders	(0.60)	(0.46)	(0.55)	(0.51)	(0.26)
Net asset value, end of period	$9.27	$10.21	$9.90	$10.20	$10.37

Total Investment Return(1)	(3.87%)	8.05%	2.49%	3.30%	6.41%

Ratio/Supplemental Data:
Net assets, end of period (000’s)	$170,092	$123,018	$154,793	$135,449	$3,114
Ratio of operating expenses to average net assets(2)	0.00%	0.00%	0.00%	0.00%	0.00%#
Ratio of net investment income to average net assets(2)	5.39%	4.36%	5.33%	5.28%	4.72%#
Portfolio turnover	1003%	825%	593%	175%	23%

*	Commencement of operations.
#	Annualized.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolio is an integral part of “wrap-fee” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Portfolio, the Investment Manager or the Sub-Adviser.
Participants in these programs pay a “wrap” fee to the sponsor of the program.

		For the period
	Year Ended	April 2, 2007*
	October 31	through
FISH: Series H	2008	October 31, 2007

Net asset value, beginning of period	$9.61	$10.00

Investment Operations:

Net investment income	0.52	0.29
Net realized and unrealized gain on investments and futures contracts	(2.58)	(0.40)
Total from investment operations	(2.06)	(0.11)

Dividends to Shareholders from Net Investment Income:	(0.52)	(0.28)
Net asset value, end of period	$7.03	$9.61

Total Investment Return(1)	(22.21)%	(1.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,281	$2,884
Ratio of operating expenses to average net assets(2)	0.00%	0.00%#
Ratio of net investment income to average net assets(2)	6.05%	5.04%#
Portfolio turnover	15%	87%

*	Commencement of operations.
#	Annualized.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment Manager or the Sub-Adviser.
Participants in these programs pay a “wrap” fee to the sponsor of the program.

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Appendix A

Description of Securities Ratings

A Portfolio’s investments may range in quality from securities in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities.

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or equivalently rated by S&P or Fitch, and comparable securities. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s, S&P’s, and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.
Moody’s Long-Term Ratings: Bonds and Preferred Stock
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

32	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings.
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings
There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Services
Corporate and Municipal Bond Ratings
Investment Grade. AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Prospectus	33

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade. Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are:

34	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

securities whose principal or interest return is indexed to equities, commodities, or currencies: certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to a short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch, Inc.
Long-Term Credit Ratings
Investment Grade.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Prospectus	35

Speculative Grade. BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A“CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e ., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Short-Term Credit Ratings
A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default. “+” or “-” may be appended to a rating to denote relative status within major rating categories.

Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.”

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

36	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

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Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series H

INVESTMENT ADVISER
Allianz Global Investors Fund Management LLC
1345 Avenue of Americas New York, NY 10105

INVESTMENT SUB-ADVISER
Pacific Investment Management Company LLC
840 Newport Center Drive Newport Beach, CA 92660

ADMINISTRATOR
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

DISTRIBUTOR
Allianz Global Investors Distributors LLC
1345 Avenue of Americas
New York, NY 10105

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

TRANSFER AGENT
Boston Financial Data Services
330 West 9th Street
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, MA 02110

The Portfolios’ Statement of Additional Information (“SAI”)and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. In the Portfolios’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Because these Portfolios are used exclusively for separately managed accounts, Allianz Global Investors Managed Accounts Trust does not make available its SAI and shareholders reports on its website for its shareholders.

You may get free copies of the SAI and the annual or semi-annual report, request other information about a Portfolio, or make inquiries by calling the Distributor at 1-800-462-9727. You may review and copy information about the Portfolios, including their SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Portfolios on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Portfolios’ file number under the Investment Company Act, which is 811-9721.

TRUSTEES & PRINCIPAL OFFICERS

Hans W. Kertess	Trustee and Chairman of the Board of Trustees
Paul Belica	Trustee
Robert E. Connor	Trustee
John C. Maney	Trustee
William B. Ogden, IV	Trustee
R. Peter Sullivan III	Trustee
Brian S. Shlissel	President & Chief Executive Officer
Thomas J. Fuccillo	Vice President, Secretary & Chief Legal Officer
Lawrence G. Altadonna	Treasurer & Principal Financial & Accounting Officer
Scott Whisten	Assistant Treasurer
Richard J. Cochran	Assistant Treasurer
Youse E. Guia	Chief Compliance Officer
Richard H. Kirk	Assistant Secretary
Kathleen A. Chapman	Assistant Secretary
Lagan Srivastava	Assistant Secretary

38	FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series H

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This cover is not part of the Prospectus.	AZ080_6/09

Allianz Global Investors Managed Accounts Trust
STATEMENT OF ADDITIONAL INFORMATION
March 1, 2009
(as revised June 29, 2009)
     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of Allianz Global Investors Managed Accounts Trust (formerly known as Fixed Income SHares) (the “Trust”) for Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series H, dated March 1, 2009 (as revised June 29, 2009) and as supplemented from time to time (the “Prospectus”). Through the Prospectus, the Trust offers four series of shares: Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series H (each a “Portfolio”).
     Audited financial statements for the Trust, as of October 31, 2008, including notes thereto, and the report of PricewaterhouseCoopers LLP are incorporated herein by reference from the Trust’s Annual Report. Copies of the Prospectus and Annual Report, which are incorporated by reference into (and are legally a part of) this Statement of Additional Information, may be obtained free of charge at the following address and telephone number:
Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105
1-800-462-9727

THE TRUST
     The Trust is an open-end management investment company (“mutual fund”) that currently consists of four series, all of which are non-diversified. The Prospectus and this Statement of Additional Information offer shares of Fixed Income SHares: Series C (“FISH: Series C”), Fixed Income SHares: Series M (“FISH: Series M”), Fixed Income SHares: Series R (“FISH: Series R”) and Fixed Income SHares: Series H (“FISH: Series H”, and together with the other series, the “Portfolios”).
     The Trust was organized as a Massachusetts business trust on November 3, 1999.
INVESTMENT OBJECTIVES AND POLICIES
     In addition to the principal investment strategies and the principal risks of the Portfolios described in the Prospectus, each Portfolio may employ other investment practices and may be subject to additional risks which are described below. Certain strategies and/or risks described below may not apply to each Portfolio. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, a Portfolio may engage in each of the practices described below.
     The Portfolios’ investment adviser, Allianz Global Investors Fund Management LLC (“AGIFM” or the “Adviser”), is responsible for overseeing the Portfolios’ sub-adviser and is responsible for certain of the Portfolios’ business affairs. The Portfolios’ sub-adviser, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), is responsible for the day-to-day portfolio management of the Portfolios.
Municipal Bonds
     Each Portfolio may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds share the attributes of debt securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.
     It is a policy of the FISH: Series H to have at least 80% of its net assets invested in debt securities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. The FISH: Series H may, from time to time, invest more than 25% of its total assets in municipal bonds of issuers in California and New York and, if so, will be subject to the California and New York state-specific risks discussed in the “Summary of Principal Risks” section of the Prospectus and in this “Municipal Bonds” section of this Statement of Additional Information.
     Municipal Bonds. The municipal bonds that the Portfolios may purchase include general obligation bonds and limited obligations bonds (or revenue bonds), including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from that issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also “limited obligation” bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user and any guarantor.
     Under the Internal Revenue Code of 1986, as amended (the “Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The Portfolios may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolios may also sell municipal bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolios’ ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
     Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolios’ municipal bonds in the same manner.
     Some longer-term municipal bonds give the investor the right to “put’’ or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.
     Municipal Lease Obligations. A municipal lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, PIMCO will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Some municipal lease obligations are unrated.
     Private Placements. The Portfolios may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.
     Municipal Warrants. The Portfolios may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Portfolio might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. To the extent that it invests in municipal bonds, a portfolio will not invest more than 5% of its net assets in municipal warrants.
     Standby Bond Purchase Agreements. The Portfolios may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements

(“SBPAs’’). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or Portfolio share price. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured Municipal Bonds that have been issued and are outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
     Residual Interest Bonds. The Portfolios may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust.. The trust in turn issues a variable rate security and RIBs. The interest rate on the variable rate component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by a Portfolio’s investment objectives and general investment policies, a Portfolio may invest in RIBs without limitation.
     In a transaction in which a Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, a Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a Portfolio’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by a Portfolio where the Portfolio did not previously own the underlying Municipal Bond.
     Participation Interests. The Portfolios may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolio will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt, because the Internal Revenue Service (“IRS”) has not issued a definitive ruling on the matter.

     Custodial Receipts. Each Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.
     The following summarizes information drawn from official statements and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Because FISH: Series H may invest more than 25% of its total assets in such bonds, that Portfolio is particularly subject to the state-specific risks discussed below. PIMCO has not independently verified the information, but has no reason to believe that it is substantially incorrect.
     California. California. To the extent that a Portfolio invests in the municipal instruments of California issuers, it may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Portfolios, and the Portfolios assume no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
     Certain debt obligations held by a Portfolio may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the Portfolios may be impaired.
     Certain tax-exempt securities in which the Portfolios may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.
     With a gross state product of over $1.8 trillion in 2007, California’s economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. While California’s economy is broad, it does have major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of a nationwide economic slowdown starting in 2001, the high technology sector of the State’s economy entered a cyclical downturn from which it has only recently emerged.
     A series of reports after the start of the 2001-02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations.
     California’s current economy has been adversely affected by the downturn in the housing industry, with reduced home building and home sales contributing to decreases in taxable sales growth and job growth. The problems associated with subprime mortgages and the related financial market volatility and credit tightening have exacerbated California’s housing sector downturn and increased the risk of further deterioration. California home building and residential real estate markets continued to slow in the first eight months of 2008. As of mid-2008, it appeared the housing market had still not reached the bottom, and economic growth in the state is expected to remain slow in 2009. In August 2006, State non-farm payroll employment rose above 15 million for the first time. However, during the first quarter of 2007, the pace of non-farm job growth had slowed from a 2.1% year-over-year pace in the first quarter 2006 to 1.8%, attributed to slowdowns in the construction, retail and finance sectors. Labor markets cooled in the nation in the first eight months of 2008, with job losses averaging 75,600 per month. In 2007 employment grew by 91,300 per month, on average. The national unemployment rate averaged 5.3 percent in the first eight months of 2008, up from 4.5 percent in the same months of 2007. Labor markets cooled in California in the first eight months of 2008, with job losses averaging 7,800 per month. In 2006, employment grew by 13,800 per month and in 2007 by 3,400 per month, on average. California’s unemployment rate averaged 6.6 percent in the first eight months of 2008, up from 5.2 percent in the same months of 2007. Personal income growth has also slowed. After growing by 7.6 percent in 2006 and 5.2 percent in 2007, personal income grew by only 4.1 percent in the first half of 2008.
     California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which is likely to continue as energy prices continue to rise. California’s difficulties with energy supplies could pose serious risks to the State’s economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”). The Power Supply Program was also implemented under legislation enacted in 2001 (the “Power Supply Act”) and by orders of the California Public Utilities Commission (“CPUC”). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.
     Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR’s revenue requirements, which include the cost of debt service and the cost of the State’s power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy. Governor Arnold Schwarzenegger has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

     In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized “Fiscal Recovery Bonds.” The repayment of the ERBs are secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25% starting July 1, 2004, which are deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of March 1, 2008, California had outstanding approximately $54.7 billion in long-term general obligation bonds, of which approximately $42.7 billion were payable primarily from the State’s General Fund, and approximately $12 billion were payable from other revenue sources (including approximately $10 billion of ERBs). In addition, the State had approximately $7.6 billion General Fund supported lease purchase obligations outstanding as of March 1, 2008. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the state issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. This represented the last ERBs which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future.
     Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 requires the State to contribute to a special reserve of 1% of revenues in 2006-07, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.
     In response to the Governor’s proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 2006 general election. Proposition 84, authorizing approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities, was also approved by the voters.
     The State Budget Act for Fiscal Year 2008-09 was signed by the Governor on September 23, 2008—the latest in State history. Thereafter, on-going weak economic conditions resulted in significant revenue shortfalls and the Governor declared a “fiscal emergency” and called special sessions of the Legislature to consider budget actions to address the problems. The Governor’s proposed budget for Fiscal Year 2009-10, released December 31, 2008, estimated that there would be a budget gap of more than $40 billion for the 18-month period ending June 30, 2010. Following lengthy budget negotiations, on February 19, 2009, the State Legislature passed revisions to the State Budget Act for the remainder of Fiscal Year 2008-09, as well as the State Budget Act for Fiscal Year 2009-10 and related legislation, which the Governor signed on February 20, 2009 after making additional line-item vetoes.
     The State Budget Acts rely upon a combination of temporary and permanent measures to address a $41.6 billion budget shortfall for the remainder of Fiscal Year 2008-09 and Fiscal Year 2009-10. The main elements of the budget compromise are approximately $14.9 billion in expenditure reductions, $12.5 billion in revenue adjustments (primarily tax increases), $7.9 billion in new funding for the State to be received as a result of enactment of the federal American Recovery and Reinvestment Act (the “ARRA”), and $5.4 billion in borrowing.

     As of February 2009, Standard & Poor’s Rating Services (S&P) downgraded California’s rating on $46 billion of outstanding general obligation debt to A from A+. S&P cited the State’s inability to reach an agreement on a mid-year budget revision and its rapidly eroding cash position. At April 21, 2008, California’s general obligation bonds were assigned ratings of A1 and A+ by Moody’s Investor Services, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”), respectively. The agencies continue to monitor the state’s budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Portfolio invests.
     Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.
     The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
     New York. New York. To the extent that a Portfolio invests in the municipal instruments of New York issuers, it may be affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Portfolios and the Portfolios assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.
     The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation’s and the State’s economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures including increased budget gaps for New York City and reductions to the State surpluses. New York has long had a great dependence on Wall Street and the financial sector for revenue growth. Until recently, tax collections from the financial sector represented as much as twenty percent of overall state revenues. The worldwide financial crisis has had an enormous impact on New York State and revenues.
     New York State has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. In addition, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation. However, by September 2006, the State’s economic expansion entered its fourth year, with employment, personal income, and wages all experiencing growth. The momentum of the State’s expansion appears to have peaked in 2008. New York State employment is expected to fall 1.5 percent for 2009, with private sector jobs projected to fall 1.7 percent, following growth of 0.2 percent for both total and private for 2008. Declining employment and bonuses have negative implications for overall income growth as well. New York State wages are projected to fall 2.1 percent for 2009, following growth of 1.5 percent for 2008. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0 percent, following growth of 2.7 percent for 2008. Factors that may adversely affect the New York State economy include additional write-downs by the financial sector associated with subprime mortgages; deteriorating credit markets, thereby lowering business investment and prolonging recovery; and increases in the cost of energy and food prices, thereby increasing the risk of high inflation. With the financial markets at the center of the economic downturn, the New York State economy stands to be hit hard by the current recession. All of the risks to the forecast for the national economy apply to the New York forecast as well, although equity market volatility and the current level of uncertainty surrounding global credit markets pose a particularly large degree of uncertainty for the state. If the current financial market crisis is sufficiently prolonged, the impact on New York’s income and employment could be even more severe. Similarly, a prolonged global slowdown could result in larger declines in tourism and put additional pressure on the real estate market, particularly in the City.
     Relative to other states, New York State has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.
     The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.
     New York City ended fiscal year 2004 with a substantial budget surplus that continued into 2005 and ended fiscal year 2005 with a surplus of $3.5 billion. The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State’s finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected.
     As of the beginning of 2009, the worldwide financial crisis has had an enormous impact on New York State and revenues. If no actions were taken in the 2009-10 budget, revenues would decline by nearly $5 billion, or more than 9 percent compared to 2008-09. Governor Paterson presented the 2009-10 Executive Budget on December 16, 2008, which contained proposals that would make significant progress in bringing State finances into structural balance. If enacted by the Legislature, the recommendations would fully balance the General Fund and the New York State Health Care Reform Act (the “HCRA”) in Fiscal Years 2008-09 and 2009-10, and leave a General Fund deficit of $2 billion in Fiscal Year 2010-11. The state faces a budget gap of $1.7 billion in 2008-09 and $13.7 billion in 2009-10. The combined four-year gap (2008-09 through 2011-12) would be reduced from a projected $51 billion to $5.9 billion, a decrease of $45.1 billion (88 percent).
     The 2009-10 Executive Budget holds Fiscal Year 2009-10 spending flat in the General Fund and below inflation for nearly all budget measures. The State’s rainy day reserves would remain intact at $1.2 billion, equal to approximately 2.2% of expected spending. Non-recurring resources would total just over $1.1 billion in Fiscal Year 2009-10, or approximately 8% of the total gap-closing plan. The number of State employees is expected to decline by approximately 3,100 in Fiscal Year 2009-10, the first annual reduction in headcount since 2004. The gapclosing plan is balanced with actions that are under the State’s control to enact and implement. It does not rely on the prospect of extraordinary Federal aid, which at this point remains speculative.
     The State has experienced growth in spending that exceeds inflation and personal income growth in nearly all major aid programs since 2004, leading to a long-term structural deficit that has only been compounded by the recent economic crisis. Therefore, the 2009-10 Executive Budget’s gap-closing measures focus on actions that substantially reduce the growth in State spending on a reoccurring basis. The largest spending cuts that have been proposed include reducing Medicaid/HCRA funding by $2.6 billion, cutting school aid by $1.9 billion (including maintaining selected aids at 2008-09 school year levels and extending the phase-in of the universal pre-kindergarten program), and savings of $1.7 billion by eliminating the STAR program, reducing the personal income tax credit for New York City taxpayers, and adjusting the “holdharmless” floor. Other cuts in spending are proposed for local government aid ($432 million), mental hygiene ($423 million), human services ($385 million), higher education ($338 million), other education aid ($246 million), public safety ($191 million), transportation ($177 million), economic development, regulatory activities and gaming ($112 million), health and aging ($106 million) and the elimination of all member item funding ($196 million). State government workforce costs are also reduced through wage, health benefit and pension changes, including freezing salaries at 2008-09 levels and a statewide hiring freeze.
     The 2009-10 Executive Budget proposes financing a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in Fiscal Year 2010-11. By converting from debt financing, the State will increase capacity under its statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.
     In order to balance the budget exclusively through spending reductions, a significant retrenchment in State services would have been necessary. Absent any actions to raise revenues, General Fund spending would have to be reduced by over $13 billion from the level required to meet existing commitments to achieve a balanced budget in Fiscal Year 2009-10. Spending reductions of this magnitude in a recession could threaten to slow a future recovery, as well as raise potential health and public safety concerns. Accordingly, the 2009-10 Executive Budget contains a package of revenue raising actions, including increasing the gross receipts assessment on utilities from 1% to 2%, eliminating the sales tax exemption on clothing priced under $110 and expanding the State’s tax base to cover certain services such as cable/satellite television. All together, the revenue enhancements and tax increases proposed total over $3 billion in Fiscal Year 2009-10.
     The Office of the State Comptroller holds that the utilization of non-recurring resources for ongoing expenses without commensurate spending reductions will continue to cause considerable pressure on the State’s financial plan and is a contributing factor in the State’s recurring structural deficit.
     Total outstanding state-funded debt is projected to reach $64.6 billion by fiscal year 2013-14, representing an increase of 14% over the current outstanding total of $52.4 billion.

     State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. The Budget Plan makes great strides toward structural balance, but it still contains several financial risks. These risks include the possibility of continued or worsening economic performance, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.
     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.
     As of April 21, 2008, Moody’s, S&P and Fitch had given New York State’s general obligation bonds ratings of Aa3, AA, AA-, respectively. In May 2007, Fitch raised its rating outlook from stable to positive for the State, citing steady economic growth and revenue performance. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Portfolio invests.
     Over the near and long term, New York’s financial position is expected to be severely affected by the global financial crisis. New York City continues to be adversely affected by the global financial market crisis, the nation-wide collapse of the housing market, volatile energy prices, a declining dollar and the tightening of credit. The economy of the City is expected to slow down in 2009, with significant downside risks that could exacerbate its weakening economic condition. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State’s real estate market.
Mortgage-Related and Other Asset-Backed Securities
     The Portfolios may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. The FISH: Series M will ordinarily invest substantially all of its assets in these securities, and the FISH: Series C may invest without limit in these securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Portfolio to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities” below. The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related and asset-backed securities.
     Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools’’ of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association or “GNMA”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight (“OFHEO”). As described below under “U.S. Government Securities,” FNMA is now under in conservatorship by the Federal Housing Finance Agency (“FHFA”). FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned entirely by private stockholders. As described below under “U.S. Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
     FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, OFHEO, which regulates FNMA and FHLMC, released a report on certain accounting and corporate governance issues at FNMA. In the report, the OFHEO found that FNMA had not complied with generally accepted accounting principles (“GAAP”) for a large number of its accounting practices, had failed to maintain internal controls, had manipulated OFHEO regulators, had not appropriately informed its board of directors of its actions, and had not had a sufficiently independent board of directors. The OFHEO penalties triggered a settlement between FNMA and the Securities and Exchange Commission (“SEC”), which had conducted its own investigation. With respect to FHLMC, in its Information Statement and Annual Report for the fiscal year ended December 31, 2004, FHLMC identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused FHLMC to restate its prior years’ financial statements to conform to GAAP. On September 27, 2007, FHLMC entered into a settlement with the SEC over charges related to FHLMC’s improper earnings management and non-compliance with certain GAAP reporting that, according to the SEC, occurred from at least the second quarter of 1998 through the third quarter of 2002. FHLMC agreed to pay a $50 million dollar civil penalty and was enjoined from engaging in activity that violates the anti-fraud provisions of the federal securities laws. FHLMC has resumed regular GAAP compliance reporting with the OFHEO, and has stated that it intends to begin the process of registering the company’s common stock with the SEC.
     Further, because of the recent difficulties faced by the U.S. housing and mortgage markets and the related concerns relating to FNMA’s and FHLMC’s capital levels, President Bush signed a bill on July 30, 2008 approving the U.S. Department of the Treasury’s plan to allow the government to buy stock of FNMA and FHLMC and to increase temporarily the two companies’ credit lines from the Treasury to meet short-term capital needs. The bill will also increase regulation of FNMA and FHLMC. In addition, the Federal Reserve voted to allow the Federal Reserve Bank of New York to lend emergency capital to FNMA and FHLMC, if needed.
     Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight.
     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Portfolio’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets (taken at market value at the time of investment) will be invested in illiquid securities.
     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to a Portfolio’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
     Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC, and their income streams.
     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
     In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with

FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
     Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBs”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
     Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
     Other Asset-Backed Securities. Similarly, the Adviser and Sub-Adviser expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Portfolios that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
     Consistent with their investment objectives and policies, the Portfolios also may invest in other types of asset-backed securities.
Inflation-Indexed Bonds
     The Portfolios may invest in inflation-indexed bonds. The FISH: Series R may invest a substantial portion of its assets in these securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (‘‘CPI-U’’), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Bank Obligations
     Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which

(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Subject to each Portfolio’s limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Portfolio’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.
     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Loan Participations
     Each Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio may invest may not be rated by any nationally recognized rating service.
     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
     A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
     The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.
     Each Portfolio limits the amount of its total assets that it will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations currently require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Portfolios’ investment restriction relating to the lending of funds or assets by a Portfolio.
     Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on the Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.
Corporate Debt Securities
     Each Portfolio may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
     A Portfolio’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-Adviser’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest. Corporate income producing securities may include forms of preferred or preference stock. The rate interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Corporate debt securities may be acquired with warrants attached.
     Securities rated Baa by Moody’s, BBB by S&P and BBB by Fitch are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories.” Fitch describes securities rated BBB as “currently [having] a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” below.
High Yield Securities (“Junk Bonds”)
     Each of the Portfolios may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Portfolio, or, if unrated, are determined by the Sub-Adviser to be of comparable quality. A description of the ratings categories used is set forth in Appendix A to the Prospectus.
     A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s, BB or below by S&P or BB or below by Fitch) or (2) if unrated, determined by the Sub-Adviser to be of comparable quality to obligations so rated. Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch. Additional information about Moody’s, S&P’s and Fitch’s securities ratings is included in Appendix A to the Prospectus.
     The FISH: Series C may invest up to 50% of its assets and the FISH: Series R may invest up to 20% of its assets in fixed income securities that are rated lower than Baa by Moody’s, lower than BBB by S&P or lower than BBB by Fitch (including securities rated lower than B by Moody’s, B by S&P or B by Fitch) or, if not rated, determined by the Sub-Adviser to be of comparable quality. The FISH: Series M may invest up to 50% of its assets in mortgage-backed securities with such ratings. Securities rated lower than Baa by Moody’s, lower than BBB by S&P or lower than BBB by Fitch are sometimes referred to as “high yield” or “junk” bonds. Investors should consider the risks associated with high yield securities before investing in a Portfolio. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt.
     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Portfolio’s investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser’s creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios may incur additional expenses to seek recovery.
     In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The Sub-Adviser seeks to reduce these risks through credit analysis and attention to current developments and trends in both the economy and financial markets. Even though such securities do not pay current interest in cash, a Portfolio nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.
     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Portfolios. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as “zero coupon” or “pay-in-kind” securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.
     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Portfolios, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Sub-Adviser deems it in the best interest of shareholders.
Creditor Liability and Participation on Creditors Committees
     Generally, when a Portfolio holds bonds or other similar fixed income securities of an issuer, the Portfolio becomes a creditor of the issuer. A Portfolio that is a creditor of an issuer may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when the Adviser and the Sub-Adviser believe that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.
Variable and Floating Rate Securities
     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
     The Portfolios may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
     Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” above.
Event-Linked Exposure
     The Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, that Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectus. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.

Convertible Securities
     Each Portfolio may invest in convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.
     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective. A Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.
     The Portfolios may invest in so-called ‘‘synthetic convertible securities,’’ which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Portfolios may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the ‘‘market value’’ of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.
Warrants to Purchase Securities
     Each of the Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
Foreign (Non-U.S.) Securities
     The FISH: Series C, the FISH: Series M and the FISH: Series R may invest without limit in U.S. dollar- or foreign currency-denominated securities of foreign issuers, including corporate debt securities; equity securities, including preferred or preference stock of foreign issuers; certain foreign bank obligations (see “Bank Obligations”); and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
     The FISH: Series C may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
     Investing in the securities of foreign issuers and in securities denominated in foreign currencies involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.
     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolios so permitted) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
     The investments in foreign currency denominated debt obligations and hedging activities by a Portfolio will likely produce a difference between each Portfolio’s book income and its taxable income. This difference may cause a portion of the Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
     The FISH: Series H may also invest in foreign (non-U.S.) securities but does not currently intend to do so as a principal investment strategy.
     Emerging Market Securities. The FISH: Series C and the FISH: Series M may invest without limit in securities and instruments of issuers economically tied to countries with developing (or “emerging market”) securities markets, while the FISH: Series R may invest up to 20% of its assets in such securities. These Portfolios will consider an issuer to be economically tied to a country with an emerging market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country’s securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half its assets in that country. The Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the FISH: Series C, the FISH: Series M and the FISH: Series R emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. The Sub-Adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.
     The risks of investing in foreign securities are particularly high when emerging market securities are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Portfolios’ ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     The FISH: Series C and the FISH: Series R may also invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.
     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of their holdings.
Foreign Currency Transactions
     The Portfolios may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Portfolios may also engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust’s custodian of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting the outlook, and the Portfolios might be expected to enter into such contracts under the following circumstances:
     Lock In. The Sub-Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
     Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.
     Direct Hedge. If the Sub-Adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Sub-Adviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.
     Proxy Hedge. The Sub-Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
     Costs of Hedging. When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Portfolio’s net asset value per share.
     Tax Consequences of Hedging. Regulations that may be issued in the future could limit the ability of a Portfolio to enter into such hedging transactions. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Portfolio and could affect whether dividends paid by a Portfolio are classified as capital gains or ordinary income.
Foreign Currency Exchange-Related Securities
     Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
     Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Real Estate Securities and Related Derivatives
     The FISH: Series R may gain exposure to the real estate sector by investing in real-estate linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.
     REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so if the FISH: Series R invests in REITs, it will bear its proportionate share of the costs of the REITs’ operations.
     There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

     REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, adverse changes to the tax laws, and failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITS have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.
Borrowing
     Subject to the limitations described under “Investment Restrictions” below, each Portfolio may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Portfolio’s assets and may cause a Portfolio to liquidate positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. As noted under “Investment Restrictions,” the FISH: Series C and the FISH: Series M are subject to limitations on borrowings which are stricter than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of a Portfolio’s total assets will require the Portfolio to maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
     As noted below, a Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
     From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Portfolios and the other series of the Trust pursuant to guidelines approved by the Board of Trustees.
     In addition to borrowing for temporary purposes, a Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Portfolio will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by a Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios’ limitations on borrowings as specified under “Investment Restrictions” below.

     A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
     A Portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Portfolio’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.
     A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security.
Derivative Instruments
     Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The following describes certain derivative instruments and products in which certain Portfolios may invest and risks associated therewith. The derivatives market is always changing and the Portfolios may invest in derivatives other than those shown below.
     In pursuing their individual investment objectives, the Portfolios may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or as part of their overall investment strategies, except that any Portfolio that may not invest in foreign currency denominated securities may not enter into transactions involving currency futures or options. The Portfolios also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolios also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities, and to the extent it may invest in foreign currency denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use those instruments, provided that their use is consistent with the Portfolio’s investment objective.
     The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to the risk of loss.
     The Portfolios might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.
     Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or, if a strategy is used, that it will be successful.
     Options on Securities and Indexes. A Portfolio may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, a Portfolio may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.
     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
     A Portfolio will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if a Portfolio maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” assets determined to be liquid by the Sub-

Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if a Portfolio segregates or “earmarks” assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if a Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees.
     If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires. In addition, a Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to the exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
     A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
     The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
     The Portfolios may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. The Portfolios may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
     OTC Options. The Portfolios may enter into over-the-counter (“OTC”) options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Portfolio will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which the Portfolios may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Portfolios may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.
     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
     If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.
     In the case of a written call option on a securities index, a Portfolio will own corresponding securities whose historic volatility correlates with that of the index.
     Foreign Currency Options. Portfolios that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio’s securities may be denominated. In addition, each of the Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
     Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date. Each Portfolio may use interest rate, foreign currency or security or commodity indexes. The Portfolios may invest in foreign exchange futures contracts and options thereon (‘‘futures options’’) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. In addition, each Portfolio may purchase and sell futures contracts on various securities indexes (‘‘Index Futures’’) and related options for hedging purposes and for investment purposes. A Portfolio’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission (‘‘CFTC’’). Through the use of Index Futures and related options, a Portfolio may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Portfolio may also avoid potential market and liquidity problems which may result from increases in positions already held by the Portfolio.
     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Portfolio will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Portfolio will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Portfolio has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Portfolio has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.
     A Portfolio may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Positions in Index Futures may be closed out by a Portfolio only on the futures exchanges upon which the Index Futures are then traded.
     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; the Goldman Sachs Commodity Index; the DJ AIG Commodity Index; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit (“the Euro”). It is expected that other futures contracts in which the Portfolios may invest will be developed and traded in the future.
     A Portfolio might use financial futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio’s securities or the price of the securities which the Portfolio intends to purchase. A Portfolio’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio’s exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
     The Portfolios may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
     Each of the Portfolios may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
     When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to segregate a specified amount of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.
     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.
     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. Any transaction costs must also be included in these calculations.
     The Portfolios may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
     Limitations on Use of Futures and Futures Options. When purchasing a futures contract, a Portfolio will “earmark” or maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

     When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
     When selling a call option on a futures contract, a Portfolio will “earmark” or maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.
     When selling a put option on a futures contract, a Portfolio will “earmark” or maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.
     With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.
     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Portfolio’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Portfolio’s portfolio securities. Thus, the use of a longer term security may require a Portfolio to hold offsetting short-term securities to balance the Portfolio’s portfolio such that the Portfolio’s duration does not exceed the maximum permitted for the Portfolio in the Prospectus.
     The Portfolios are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.
     The Portfolios will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of futures options, for which an established over-the-counter market exists.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts.
     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Portfolio would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Portfolio may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.
     Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolios. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.
     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Portfolios’ investments to greater volatility than investments in traditional securities.
     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, to the extent that a Portfolio does not hedge against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. The value of some derivative instruments in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to risk of loss. In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Portfolio had not used such instruments.

     Swap Agreements and Options on Swap Agreements. Each Portfolio may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign currency denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements (“swap options”).
     A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Portfolio’s investment objectives and general investment polices, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.
     A Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.
     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.
     Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
     Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk of future market trends or the values of assets, reference rates, indexes, or other economic factors. If the Portfolio uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.
     Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.
     Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
     Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
     Structured Notes. Each Portfolio may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Portfolio may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. A Portfolio may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes. Like other sophisticated strategies, a Portfolio’s use of structured notes may not work as intended. Although structured instruments are not necessarily illiquid, the Sub-Adviser believes that currently most structured instruments are illiquid.
     Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Portfolios, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of a Portfolio to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using these instruments. These risks may be particularly acute for portfolios that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.
     A Note on Commodity-Linked Derivatives. A Portfolio may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked or commodity linked structured notes.
     The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Portfolio bears the risk that the counterparty could default under a swap agreement. See “Swap Agreements and Options on Swap Agreements” above for further detail about swap transactions.

Further, a Portfolio may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes, and are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See “Structured Notes” above for further discussion of these notes.
     The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Portfolio may receive more or less principal that it originally invested. A Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.
Hybrid Instruments
     The Portfolios may invest in “hybrid” or indexed securities, which is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.
     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Portfolio. Each of the Portfolios will not invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.
     Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or fixed income securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Portfolio’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities
     The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
     To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.
     The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.
When-Issued, Delayed Delivery and Forward Commitment Transactions
     A Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Portfolio will segregate until the settlement date assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated.
     When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
     When a Portfolio has sold a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales
     The Portfolios may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline.
     When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
     If the price of the security sold short increases between the time of the short sale and the time and a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
     To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees. Each Portfolio does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Portfolio’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolios may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.
Illiquid Securities
     Each Portfolio may invest in securities that are illiquid so long as no more than 15% of the net assets of the Portfolio (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
     The term ‘‘illiquid securities’’ for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).
     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities
     Subject to certain conditions described in the Prospectus and below, each Portfolio may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The amount of such loans by each of the FISH: Series C and the FISH: Series M will amount to no more than 33 1/3% of its total assets. The FISH: Series H and the FISH: Series R have no such limitation on the ability to make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Adviser to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Portfolio an amount equal to any dividends or interest received on the securities lent. The Portfolio may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Portfolio typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities involved. Each Portfolio’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities.
U.S. Government Securities
     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as FHLMC and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the FHFA, a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
     In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured-lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations, however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.
     Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
     In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
     In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
     U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as

CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.
Preferred Stock
     Each Portfolio may invest in preferred stock of U.S. or foreign issuers. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Portfolio can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.
Repurchase Agreements
     For the purposes of maintaining liquidity and achieving income, each Portfolio may enter into repurchase agreements with domestic commercial banks or registered broker-dealers. A repurchase agreement is a contract under which a Portfolio would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Sub-Adviser will monitor the creditworthiness of the counterparties.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
     FISH: Series C and FISH: Series M. The investment restrictions set forth below are fundamental policies of each of the FISH: Series C and the FISH: Series M and may not be changed with respect to each of those Portfolios without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. Under these restrictions, neither of these Portfolios may:
     (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Portfolio’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;
     (2) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
     (3) with respect to 50% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (4) with respect to 50% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
     (5) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
     (6) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;
     (7) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
     (8) borrow money, or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Portfolio’s assets);
     (9) issue senior securities, except insofar as such Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio’s borrowing policies (for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security);
     (10) lend any funds or other assets, except that such Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or
     (11) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
     FISH: Series R and FISH: Series H. The investment restrictions set forth below are fundamental policies of the FISH: Series R and the FISH: Series H and may not be changed with respect to each of those Portfolios without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. Under these restrictions, neither of these Portfolios may:
     (1) borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

     (2) concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
     (3) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
     (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
     (5) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
     (6) make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; or
     (7) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
Non-Fundamental Investment Restrictions
     Each Portfolio is also subject to the following non-fundamental restriction (which may be changed without shareholder approval). No Portfolio may, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. The FISH: Series H may not, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds. Derivative instruments with economic characteristics similar to fixed income securities will be treated as fixed income securities for purposes of this non-fundamental investment restriction. The Portfolio may not change this non-fundamental investment restriction unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.
     In addition, the FISH: Series C, the FISH: Series H and the FISH: Series M are subject to the following non-fundamental restriction (which may be changed without shareholder approval): each of these Portfolios may not invest more than 15% of its net assets (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser’s or Sub-Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).
Other Information Regarding Investment Restrictions
     Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio’s total assets, will not require the Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.
     The FISH: Series H and the FISH: Series R interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for those Portfolios, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.
     Each Portfolio would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Portfolios’ industry concentration policy does not preclude the Portfolios from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities). The Portfolios’ industry concentration policy does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).
     The phrase “shareholder approval,” as used in the Prospectus and this Statement of Additional Information, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of a Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
     To the extent a Portfolio covers its commitment under a reverse repurchase agreement or other derivative instrument by the designation of assets determined by the Sub-Adviser to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio’s commitment, such instrument will not be considered a “senior security” for purposes of the Portfolios’ limitations on borrowings.
MANAGEMENT OF THE TRUST
Trustees and Officers
     The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.
     The Trustees and officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

Trustees

				Number of
		Term of		Portfolios in
Name		Office and	Principal	Fund	Other
Address*	Position(s)	Length of	Occupation(s)	Complex***	Directorships
and Date of	Held with	Time	During the Past	Overseen by	held by
Birth	Trust	Served**	5 Years	Trustee	Trustee
Independent Trustees****
Paul Belica 09/27/1921	Trustee	Since inception (March 2000)	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	47	None

Robert E. Connor 09/17/1934	Trustee	Since 2000	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	47	None

Hans W. Kertess 07/12/1939	Trustee, Chairman of the Board	Since 2005	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	47	None

William B. Ogden, IV 01/11/1945	Trustee	Since 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	47	None

R. Peter Sullivan III 09/04/1941	Trustee	Since 2005	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	47	None

Number of
		Term of		Portfolios in
Name		Office and	Principal	Fund	Other
Address*	Position(s)	Length of	Occupation(s)	Complex***	Directorships
and Date of	Held with	Time	During the Past	Overseen by	held by
Birth	Trust	Served**	5 Years	Trustee	Trustee
Interested Trustee*****
John C. Maney 08/03/1959	Trustee	Since 2006	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.	79	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	Under the Trust’s Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.

***	The term “Fund Complex” as used herein includes each series of the Trust and the following registered investment companies: each series of Allianz Funds, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Allianz RCM Global EcoTrends Fund, Allianz Funds Multi-Strategy Trust, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Corporate Opportunity Fund, each series of Premier VIT and PIMCO Municipal Advantage Fund, Inc.

****	“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.

*****	Mr. Maney is an “interested person” of the Trust due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Officers

Term of
Name		Office and	Principal
Address	Position(s)	Length of	Occupation(s)
and Date of	Held with	Time	During the Past
Birth	Trust	Served+	5 Years
Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	Since December 2002. Formerly, President & Treasurer, December 2000- December 2002.	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Executive Vice President, OpCap Advisors LLC, Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna 03/10/1966	Treasurer and Principal Financial and Accounting Officer	Since December 2002	Senior Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Youse Guia 09/03/1972 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660	Chief Compliance Officer	Since September 2004	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Term of
Name		Office and	Principal
Address	Position(s)	Length of	Occupation(s)
and Date of	Held with	Time	During the Past
Birth	Trust	Served+	5 Years
Richard H. Kirk 04/06/1961	Assistant Secretary	Since December 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 81 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman 11/11/1964	Assistant Secretary	Since December 2006	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 81 funds in the Fund Complex. Formerly, Manager - Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly, American Skandia, Inc.) (1996-2004).

Lagan Srivastava 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Scott Whisten 03/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Assistant Treasurer of 81 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

+	Under the Trust’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.
     Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.
Committees of the Board of Trustees
     The Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consisting of Messrs. Belica, Connor, Kertess,

Ogden and Sullivan, each of whom is an Independent Trustee. Mr. Belica is the Chairman of the Audit Oversight Committee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Trust and, among other things, determines the selection of an independent registered public accounting firm for the Trust and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Trust and services to be performed by the auditors for certain affiliates, including the Adviser, the Sub-Adviser and entities in a control relationship with the Adviser or the Sub-Adviser that provide services to the Trust where the engagement relates directly to the operations and financial reporting of the Trust. The Committee considers the possible effect of those services on the independence of the Trust’s independent registered public accounting firm. The Audit Oversight Committee convened three times during the fiscal year ended October 31, 2008.
     The Board has established a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Trust, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Trust. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Nominating Committee will be nominated for election to the Board. The Nominating Committee did not convene separately during the fiscal year ended October 31, 2008.
     The Board has established a Valuation Committee, which consists of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Board has delegated to the Committee, pursuant to procedures adopted by the Board, the responsibility to determine or cause to be determined the fair value of the Trust’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of Trust’s portfolio securities and periodically reviews information from the Adviser and the Sub-Adviser regarding fair value and liquidity determination made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. The Valuation Committee did not convene separately during the fiscal year ended October 31, 2008.
     The Board has established a Compensation Committee, which consists of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees who are not directors, officers, partners or employees of the Adviser, the Sub-Adviser or any entity controlling, controlled by or under common control with the Adviser or the Sub-Adviser. The Compensation Committee did not convene separately during the fiscal year ended October 31, 2008.
Securities Ownership
     For each Trustee, the following table discloses the dollar range of equity securities in the Trust beneficially owned by the Trustee and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies as of December 31, 2008:

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
	Dollar Range of Equity	by Trustee in Family of
Name of Trustee	Securities in the Trust	Investment Companies
Independent Trustees
Paul Belica	None	None
Robert E. Connor	None	None
Hans W. Kertess	None	None
William B. Ogden, IV	None	None
R. Peter Sullivan III	None	$10,001 - $50,000

Interested Trustee
John C. Maney	None	Over $100,000
     For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2008:

Name of Owners
and
Relationships to
	Trustee or			Value of	Percent of
Name of Trustee	Nominee	Company	Title of Class	Securities	Class
Paul Belica	None	None	N/A	N/A	N/A
Robert E. Connor	None	None	N/A	N/A	N/A
Hans W. Kertess	None	None	N/A	N/A	N/A
William B. Ogden, IV	None	None	N/A	N/A	N/A
R. Peter Sullivan II	None	None	N/A	N/A	N/A
Compensation
     Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Municipal Advantage Fund Inc., PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Adviser serves as investment manager and affiliates of the Adviser serve as sub-adviser, as well as certain other open-end investment companies for which the Adviser serves as investment manager and administrator and affiliates of the Adviser serve as investment sub-advisers (together, the “Allianz Managed Funds”). As indicated above, certain of the officers of the Portfolios are affiliated with the Adviser.
     The Portfolios and the Allianz Managed Funds are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Adviser, PIMCO or any entity controlling, controlled by or under common control with the Adviser or PIMCO receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman annually receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

     Each Trustee’s compensation and other costs of joint meetings are allocated among the Portfolios and the Allianz Managed Funds for which such Trustee serves as Trustee based on the complexity of issues relating to each such Fund or Portfolio and relative time spent by the Trustees in addressing them, and secondarily, on relative net assets.
     Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).
     The following table sets forth information regarding compensation for the most recent fiscal year ended October 31, 2008 received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. Trustees who are interested persons of the Trust and officers of the Trust receive no compensation from the Trust.

		Pension Or		Total Compensation
		Retirement		From Trust and Fund
	Aggregate	Benefits Accrued	Estimated	Complex Paid To
Name Of	Compensation	As Part of	Annual Benefits	Trustees as of Year-End
Person, Position*	From Trust**	Trust Expenses	Upon Retirement	December 31, 2008**
Paul Belica	$12,180	N/A	N/A	$267,132
Robert E. Connor	$10,951	N/A	N/A	$252,637
Hans W. Kertess	$12,502	N/A	N/A	$318,927
William B. Ogden, IV	$11,587	N/A	N/A	$246,666
R. Peter Sullivan III	$11,760	N/A	N/A	$251,049

*	Mr. Maney is an interested person of the Trust and does not receive compensation from the Trust for his services as Trustee.

**	In addition to serving as trustees of the Trust during the most recently completed fiscal year, each Trustee served as Trustee or director of several closed-end and/or open-end investment companies advised by the Adviser. Messrs. Belica, Connor and Kertess serve as Trustee or director of 24 such investment companies and Messrs. Ogden and Sullivan serve as Trustee or director of 25 such investment companies. These investment companies are considered to be in the same Fund Complex as the Trust.
Code of Ethics
     The Trust, the Adviser, the Sub-Adviser and principal underwriter have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.
Proxy Voting Policies
     The Board of Trustees has delegated to the Adviser, and the Adviser has in turn delegated to the Sub-Adviser, responsibility for voting any proxies relating to portfolio securities held by a Portfolio in accordance with the Sub-Adviser’s proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Trust, and summary descriptions of the proxy voting policies and procedures to be followed by each of the Adviser and the Sub-Adviser, on behalf of the Portfolios, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix A (“Proxy Voting Policies”). Copies of these proxy voting policies and procedures are also available, without charge, by calling 1-800-426-9727 or on the Trust’s website at www.allianzinvestors.com. Information about how the Portfolios voted proxies relating to portfolio securities held during the twelve months ended June 30, 2008 is available (i) without charge, upon request, by calling the Trust at (800) 462-9727; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Investment Adviser
     AGIFM serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the “Advisory Agreement”) between AGIFM and the Trust. The Adviser, a Delaware limited liability company organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”). AGI was organized as a limited partnership under Delaware law in 1987. AGI’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non- managing interest, and Allianz Global Investors of America Holding, Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AGI. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. AGI’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.
The general partner of AGI has substantially delegated its management and control of AGI to an Executive Committee.
The Adviser is located at 1345 Avenue of the Americas, New York, NY 10105. AGIFM had approximately $40.5 billion in assets under management as of December 31, 2008. AGI together with its investment management subsidiaries had approximately $801.5 billion in assets under management as of December 31, 2008.
As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Upon the sale of Dresdner Bank AG to Commerzbank AG in January 2009, Allianz SE now owns 18.4% of Commerzbank AG. Absent an SEC exemption or other relief, the Portfolios generally are precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Portfolios’ ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or the Portfolios’ overall performance.
Advisory Agreement
     AGIFM, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolios and for managing, either directly or through others selected by the Adviser, the investments of the Portfolios. AGIFM also furnishes to the Board of Trustees periodic reports on the investment performance of each Portfolio. As more fully discussed below, AGIFM has engaged an affiliate to serve as Sub-Adviser.
     Under the terms of the Advisory Agreement, AGIFM is obligated to manage the Portfolios in accordance with applicable laws and regulations. The investment advisory services of AGIFM to the Portfolios are not exclusive under the terms of the Advisory Agreement. AGIFM is free to, and does, render investment advisory services to others.
Sub-Adviser
     AGIFM employs PIMCO as the Sub-Adviser to provide investment advisory services to each Portfolio pursuant to portfolio management agreements (each a “Portfolio Management Agreement”) between the Adviser and the Portfolio’s Sub-Adviser.
     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO is an investment management firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority owned subsidiary of AGI with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2008, PIMCO had approximately $747 billion in assets under management.
Certain Terms of the Advisory Agreement and the Portfolio Management Agreement
     The Advisory Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Trust (including all of the Trustees who are not “interested persons” of the Adviser or PIMCO). Each Portfolio’s Advisory Agreement and Portfolio Management Agreement will each continue in force with respect to the Portfolio for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser, the Sub-Adviser or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Portfolio. Each of the Advisory Agreement and Portfolio Management Agreement automatically terminates on assignment. Each Portfolio’s Advisory Agreement may be terminated on not less than 60 days’ notice by the Adviser to the Portfolio or by the Portfolio to the Adviser. Each Portfolio’s Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Adviser to the Sub-Adviser or by the Sub-Adviser to the Sub-Adviser, or by the Portfolio at any time by notice to the Adviser or Sub-Adviser.
Each Portfolio’s Advisory Agreement and Portfolio Management Agreement provide that the Adviser and Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
Neither the Advisory Agreement nor the Portfolio Management Agreement requires the Portfolios to pay any advisory/sub-advisory or other fee to the Adviser or Sub-Adviser. Although the Portfolios do not compensate the Adviser or Sub-Adviser directly for their services under the Advisory Agreement or Portfolio Management Agreement, respectively, the Adviser and Sub-Adviser may benefit from their or their affiliates’ relationship with the sponsors of wrap fee programs for which the Portfolios are an investment option.
Portfolio Manager Compensation
PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”).
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
Securities Ownership
Each of the primary portfolio managers was not a beneficial owner of shares of a fund that he managed as of October 31, 2008.
Other Accounts Managed by Portfolio Manager
     The following table summarizes information regarding other accounts managed by the portfolio managers of the Portfolios. The information is as of October 31, 2008 and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

		Cummings			Kiesel				Simon				Worah
Account Type	#	AUM($MM)	#		AUM($MM)		#		AUM($MM)		#		AUM($MM)
‘40 Act Fund	5	498.38	6		6,792.49		4		15,327.03		21		36,526.86
Other pooled vehicles	1	18.42	12	(1)	4,330.05	(1)	6	(3)	2,191.21	(3)	27		3,907.63
Separate accounts	36	1,637.75	30	(2)	5,119.90	(2)	35	(4)	15,374.93	(4)	78	(5)	20,810.40

(1)	Of these other pooled vehicles, one account totaling $498.54 million in assets pay a performance fee that is based in part on the performance of the accounts.

(2)	Of these separate accounts, 2 accounts totaling $138.66 million in assets pay a performance fee that is based in part on the performance of the accounts.

(3)	Of these other pooled vehicles, one account totaling $376.10 million in assets pay a performance fee that is based in part on the performance of the accounts.

(4)	Of these separate accounts, 10 accounts totaling $3,979.76 million in assets pay a performance fee that is based in part on the performance of the accounts.

(5)	Of these separate accounts, 15 accounts totaling $4.706.11 million in assets pay a performance fee that is based in part on the performance of the accounts.
Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as a Portfolio, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.
Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
Portfolio Administrator
     Allianz Global Investors Fund Management LLC serves as administrator (and is referred to in this capacity as the “Administrator”) to the Portfolios pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. The Administrator may retain affiliates to provide services as sub-administrators. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.
     The Administrator has also agreed to bear all costs of the Trust’s operations.
     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) by a majority of the Trustees who are not interested persons of the Trust or the Administrator, on 60 days’ written notice to AGIFM.
DISTRIBUTION OF TRUST SHARES
Distributor
     Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each Portfolio of the Trust’s shares pursuant to a distribution contract with the Trust. The offering of the Trust’s shares is continuous. The Distributor is not obligated to sell any specific amount of the Trust’s shares. The distribution contract is terminable with respect to a Portfolio without penalty, at any time, by the Portfolio by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Trust, on behalf of the Portfolios, pays the Distributor no fees. The Distributor’s principal address is 1345 Avenue of the Americas, New York, NY 10105.

     The distribution contract will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Portfolio, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the distribution contract by vote cast in person at a meeting called for the purpose. If the distribution contract is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).
PORTFOLIO TRANSACTIONS AND BROKERAGE
Investment Decisions and Portfolio Transactions
     Investment decisions for the Portfolios and for the other investment advisory clients of the Adviser and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Portfolio). Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Portfolio in determining whether the allocation of an investment is suitable. As a result, larger portfolios may become more concentrated in more liquid securities than smaller portfolios or private accounts of the Adviser or the Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or the Sub-Adviser may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
Brokerage and Research Services
     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.
     Subject to the supervision of the Adviser, the Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for each Portfolio through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for each Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind each Portfolio’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.
     For the fiscal years ended October 31, 2008 , October 31, 2007 and October 31, 2006, the Portfolios paid the following amounts of brokerage commissions. Because the FISH: Series H had not yet commenced operations, it did not pay brokerage commissions for the fiscal year ending October 31, 2006.

Fund	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
FISH: Series C	$986,050.00	$812,063.30	$156,762.00
FISH: Series H(1)	$81.00	$26.00	N/A
FISH: Series M	$1,138,494.25	$742,335.75	$119,928.00
FISH: Series R	$42,382.75	$27,891.50	$20,628.00

(1)	FISH: Series H commenced operation in 2007 and therefore did not pay brokerage commissions prior to its commencement of operation on April 27, 2007.
     Subject to the supervision of the Adviser, the Sub-Adviser places orders for the purchase and sale of portfolio investments for a Portfolio’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Portfolios, the Sub-Adviser will seek the best price and execution of the Portfolios’ orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives research services from many broker-dealers with which the Sub-Adviser places a Portfolio’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and the Sub-Adviser in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.
     In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, as amended, the Sub-Adviser may cause a Portfolio to pay broker-dealers which provide them with “brokerage and research services” (as defined in the Exchange Act) an amount of commission for effecting a securities transaction for a Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.
     The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.
     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

     SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Sub-Adviser by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
     References to the Sub-Adviser in this section would apply equally to the Adviser if the Adviser were to assume portfolio management responsibilities for a Portfolio and place orders for the purchase and sale of a Portfolio’s investments.
Portfolio Turnover
     A change in the securities held by a Portfolio is known as “portfolio turnover.” The Sub-Adviser manages the Portfolios without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Portfolios. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are taxed when distributed to shareholders who are individuals at ordinary income tax rates). See “Taxation.”
     The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Portfolio for each fiscal year since the Portfolio commenced operations are provided in the Prospectus under “Financial Highlights.”
Disclosure of Portfolio Holdings
     The Board of Trustees has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of a Portfolio’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Portfolio’s portfolio holdings information and to prevent the selective disclosure of such information.
     Each Portfolio may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Adviser will post portfolio holdings information at www.allianzinvestors.com. The website will contain each Portfolio’s complete schedule of portfolio holdings as of the last day of the most recent calendar quarter-end. The Adviser will post this information on the website approximately fifteen days after a quarter’s end, and such information will remain accessible on the website until the posting of the following quarter’s schedule. For each portfolio security (not including cash positions), the posted information includes: (i) the name of the issuer, (ii) the security type and/or industry classification, (iii) the coupon and maturity date (if applicable), (iv) the aggregate par value, number of shares or number of contracts held, (v) the aggregate market value, (vi) whether the security is restricted and/or a Rule 144A security, (vii) whether the security is non-income producing and (viii) whether the security was “fair valued” at quarter-end. The posted schedule will also provide each Portfolio’s total net assets. Portfolio holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending October 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending January 31 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending April 30 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending July 30 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov. If a Portfolio’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the website, that Portfolio may post such information on its website.
     Disclosure of a Portfolio’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or Sub-Adviser (together, the “Investment Managers”), to the Portfolio’s principal underwriter, to AGI or to the Wrap Program Adviser. In addition, the Investment Managers may distribute (or authorize the relevant Portfolio’s custodian or principal underwriter to distribute) Confidential
     Portfolio Information to the relevant Portfolio’s service providers that require access to such information in order to fulfill their contractual duties with respect to the Portfolio and to facilitate the review of a Portfolio by certain mutual fund analysts and ratings agencies; provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided.
     Before any disclosure of Confidential Portfolio Information to unaffiliated third parties is permitted, however, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Portfolio. Furthermore, the unaffiliated recipient of Confidential Portfolio Information must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information. The Investment Managers may not receive any compensation or other consideration for disclosing the Confidential Portfolio Information.
     Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Portfolios and if the recipients are subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees. The Investment Managers shall have primary responsibility for ensuring that a Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information. The Trust’s Chief Compliance Officer shall confirm at least annually that the Investment Managers’ procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings.

Name of Vendor	Type of Service	Frequency	Lag Time

Bloomberg	Trading system	daily	n/a

PricewaterhouseCoopers LLP	Independent registered public accounting firm	varied	n/a

Securities Class Action Services	Class action services	daily	n/a

Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a

State Street Investment Manager Solutions	Back-office outsourcing service provider	daily	n/a

Ropes & Gray LLP	Legal counsel	varied	n/a

State Street Bank and Trust Co.	Custodial and accounting services	daily	n/a
The Portfolios have ongoing arrangements to make Confidential Portfolio Information available to the following service providers or entities:

NET ASSET VALUE
          As described in the Prospectus under the heading “How Portfolio Shares are Priced,” the net asset value per share (“NAV”) of a Portfolio’s shares is determined by dividing the total value of a Portfolio’s investments and other assets, less any liabilities, by the total number of shares outstanding of that Portfolio. The Prospectus further notes that Portfolio shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Portfolio shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In accordance with regulations governing registered investment companies, a Portfolio’s transactions in securities and purchases and sales of Portfolio shares (which bear upon the number of Portfolio shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
          The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Portfolios’ securities and other assets (including any fair value pricing) and NAV of the Portfolios’ shares to AGIFM, in its capacity as Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Portfolios’ custodian, the Sub-Advisers, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.
          As described in the Prospectus, for purposes of calculating NAV, the Portfolios’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Portfolios to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):
•	The market value for securities and other assets for which market quotes are readily available is generally determined on the basis of last reported sales prices. If no sales or closing prices are reported during the day, securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. For Nasdaq-traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the last reported sales price.

•	Debt securities (other than obligations having a maturity of 60 days or less) are generally valued using quotes obtained from pricing services or brokers or dealers. Pricing services used in connection with valuing debt securities and other investments may use information provided by market makers or estimates of market values obtained from yield data relating to securities with similar characteristics.

•	Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

•	Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.

•	Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.
     Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Portfolio’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
     As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Portfolios’ investments will be valued at fair value as determined in good faith pursuant to the Valuation Procedures. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.
TAXATION
     The following discussion of U.S. federal income tax consequences of investment in the Portfolios is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Portfolios. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.
Taxation of the Portfolios
     Each Portfolio intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Portfolio generally must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);
(b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of the Portfolio’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company.

However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d) and (z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of meeting the diversification requirement described in (b) above, (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of a Portfolio’s investment in loan participations, the Portfolio shall treat both the intermediary and the issuer of the underlying loan as an issuer.
     If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Portfolio were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
     As stated above under the heading, “Management of the Trust—Certain Terms of the Advisory Agreement and the Portfolio Management Agreement,” AGIFM and PIMCO do not receive a fee from the Portfolios for providing investment advisory services, but both may benefit from a Portfolio being an investment option in a separately managed account program sponsored by AGIFM. The Portfolios have taken the position that this fee arrangement will not prevent the dividends paid by a Portfolio from qualifying for the dividends-paid deduction under sections 561 and 562 of the Code. Investors should be aware that there is no authority on this point, and that the Internal Revenue Service (“IRS”) may adopt a contrary position. The IRS has expressed positions contrary to this opinion and therefore may well disagree with the Portfolios’ position. If this fee arrangement caused the dividends paid by a Portfolio not to qualify for the dividends-paid deduction because they were considered preferential dividends within the meaning of section 562(c) of the Code, the Portfolios would fail to qualify as regulated investment companies with the consequences described above.
     As a regulated investment company, each Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) properly designated by the Portfolio as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Portfolio intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net capital gains. Investment company taxable income that is retained by the Portfolios will be subject to tax at regular corporate rates. A Portfolio may also retain for investment its net capital gain. If a Portfolio retains any net capital gains, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Portfolio on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Portfolio will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
     If a Portfolio fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Portfolio will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Portfolio will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Portfolio on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Portfolios intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.
Portfolio Distributions
     Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Portfolio, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
     For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Portfolio owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. The Portfolios do not expect to distribute gains taxable as long-term capital gains. Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Portfolio shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Portfolio’s shares. The Portfolios do not expect a significant portion of Portfolio distributions to be derived from qualified dividend income. The Portfolios will advise shareholders annually of the amount and nature of the dividends paid to them.
     The ultimate tax characterization of a Portfolio’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Portfolio may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Portfolio with respect to that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to a holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.
     Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Portfolio are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Portfolio’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Portfolio reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio’s net asset value also reflects unrealized losses.
Sales, Exchanges or Redemptions of Shares
     The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares, although any such loss will be disallowed to the extent of any exempt-interest dividends received on the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other substantially identical shares of the Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Issuer Deductibility of Interest
     A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Portfolios may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Portfolios may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.
Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes
     Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.
     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Portfolio may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.
     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having acquisition discount, or OID. Generally, a Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Portfolio may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Portfolio holding the security receives no interest payment in cash on the security during the year.
     Each Portfolio that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions may be made from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Portfolio may realize gains or losses from such liquidations. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Higher Risk Securities
     The Portfolios may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolios. Tax rules are not entirely clear about issues such as when the Portfolios may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a particular debt obligation has market discount. These and other related issues will be addressed by the Portfolios when they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. federal income or excise tax.
Catastrophe Bonds
     The proper tax treatment of income or loss realized by the retirement or sale of certain catastrophe bonds is unclear. The Portfolios will report such income or loss as capital or ordinary income or loss in a manner consistent with any IRS position on the subject following the publication of such a position.
Passive Foreign Investment Companies
     Equity investments by a Portfolio in certain “passive foreign investment companies” (“PFICs”) could subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Foreign Currency Transactions
     A Portfolio’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Hedging and Related Transactions
     In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option. If an option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of a Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.
     Certain covered call writing activities of a Portfolio may trigger the federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.
     The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by a Portfolio on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
     The Portfolios’ transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to- market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Portfolio, defer losses to a Portfolio, cause adjustments in the holding periods of the Portfolio’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital loses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Portfolios will monitor their transactions, will determine whether to make certain applicable tax elections and will make appropriate entries in their books and records.
     Certain of a Portfolio’s hedging activities (including transactions, if any, in foreign currencies or foreign-currency denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Portfolio’s book income exceeds its taxable income, the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
Short Sales
     The Portfolios may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Portfolio, which is taxed as ordinary income when distributed to shareholders.
A Special Note Regarding the Fixed Income SHares: Series R Portfolio
     The FISH: Series R Portfolio may invest in real estate investment trusts (“REITs”). Investment in REIT equity securities may require the Portfolio to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Portfolio’s investments in REIT equity securities may at other times result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Portfolio distributes these amounts, such distributions could constitute a return of capital to Portfolio shareholders for U.S. federal income tax purposes. Dividends received by the Portfolio from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
     Some of the REITS in which the Series R Portfolio invests may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) or may themselves constitute TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Portfolio’s income (including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.
     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. The Portfolio does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
A Special Note Regarding the Fixed Income SHares: Series H Portfolio
     The information in this section is particularly relevant to the FISH: Series H, which invests primarily in municipal bonds. That Portfolio can pay tax-exempt interest dividends only for taxable years in which, at the end of the quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Portfolio intends to satisfy this requirement. Portfolio distributions designated as “exempt-interest dividends” are generally not subject to U.S. federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Portfolio may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, if the Portfolio invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Portfolio’s distributions derived from interest on such bonds.
     A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Portfolio may have on the U.S. federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.
     Distributions of the Portfolio’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. The Portfolio may invest a portion of its assets in securities that generate income subject to federal and state taxes.
     The Portfolio will inform investors within 60 days of the Portfolio’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio’s income that was tax-exempt during the period covered by the distribution.
Effect of Securities Lending
     To the extent that the FISH: Series H makes distributions of income received by the Portfolio in lieu of tax-exempt interest — otherwise known as “substitute payments” — with respect to securities on loan pursuant to a securities lending transaction, such distributions will not constitute exempt-interest dividends to shareholders and will not be exempt from taxation. The Portfolios expect to use such substitute payments to satisfy their expenses, and therefore expect that the receipt of substitute payments will not adversely affect the percentage of distributions qualifying as tax-exempt income.
Foreign Taxation
     Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Portfolios. The Adviser and the Sub-Adviser intend to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so.
Tax-Exempt Shareholders
     Under current law, the Portfolios serve to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
     A tax-exempt shareholder may also recognize UBTI if a Portfolio recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Portfolio exceeds the Portfolio’s investment company taxable income (after taking into account deductions for dividends paid by the Portfolio). Furthermore, any investment in residual interests of a collateralized mortgage obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Portfolio has state or local governments or other tax-exempt organizations as shareholders.
     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Portfolio that recognizes “excess inclusion income.” Rather if at any time during a taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Portfolio that recognizes “excess inclusion income,” then the Portfolio will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Portfolio may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to that shareholder’s interest in the Portfolio. The Portfolios have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Portfolios. The Portfolios do not intend to invest directly or indirectly in residual interests in REMICs.
Non-U.S. Shareholders
     Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of U.S. federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends paid by a Portfolio to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Portfolios beginning before January 1, 2010, a Portfolio will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Portfolio (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Portfolio (“short-term capital gain dividends.”) Depending on the circumstances, the Portfolios may make designations of interest-related or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.
     In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
     A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the dividend and certain other conditions are met.

     If a shareholder is eligible for the benefits of a tax treaty, an effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign investor must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Portfolios should consult their tax advisors in this regard.
     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Backup Withholding
     A Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Portfolio that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.
     Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
     Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
OTHER INFORMATION
Capitalization
     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust (the “Declaration of Trust”) dated November 3, 1999. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.
     Shares begin earning dividends on Portfolio shares the day after the Trust receives the purchase payment from the shareholder. Net investment income from interest and dividends, if any, will be declared daily and distributed monthly to shareholders of record by the Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. A Portfolio’s dividend and capital gain distributions will be paid only in cash. Dividends will not be reinvested.
     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Portfolio’s property for all loss and expense of any shareholder investing in that Portfolio held liable on account of being or having been such a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.
Voting Rights
     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.
     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Each series has identical voting rights except that each series has exclusive voting rights on any matter submitted to shareholders that relates solely to that series, and has separate voting rights on any matter submitted to shareholders in which the interests of one series differ from the interests of any other series. Each series has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that series. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect series, then only shareholders of the series affected shall be entitled to vote on the matter. The shares of the series will vote together except when the vote of a single series is required as specified above or otherwise by the 1940 Act.
     The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
Redemptions in Kind
     It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, each Portfolio reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by that Portfolio in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution. Each Portfolio agrees to redeem shares sold in cash up to the lesser of $250,000 or 1% of that Portfolio’s net asset value during any 90-day period for any one registered investment adviser.

Payments to Sponsors
     Shares of the Portfolios are only available to “wrap” account clients where Allianz Global Investors Managed Accounts LLC (the “Wrap Program Adviser”), an affiliate of the Distributor, the Adviser and the Sub-Adviser, has entered into an agreement with the wrap account sponsor (the “Sponsor”) or directly with a client. The Wrap Program Adviser may pay Sponsor’s fees in exchange for the Sponsor’s continuing due diligence, analysis, office access, training, operations and systems support and marketing assistance. These fees may be deducted from management fees remitted to the Wrap Program Adviser or billed separately. In lieu of making such payments, the Wrap Program Adviser or its affiliate may agree to pay Sponsors a lump sum payment and/or payment(s) related to specific events such as sponsorship of conferences, seminars or informational meetings or payment for attendance by persons associated with the Sponsors at conferences, seminars or informational meetings. In some cases, these payments may be based on assets in the wrap accounts or new assets added to those accounts, and may or may not be documented in advisory agreements between the Wrap Program Adviser and the Sponsor. In addition, some Sponsors receive payments from the Wrap Program Adviser for shareholder sub-administrative services. These fees are typically assessed on a per-account basis for those accounts maintained by the Sponsor and/or may be assessed to offset the transfer agency costs of maintaining those accounts that would otherwise be incurred.
     A number of factors will be considered in determining the amount of these payments to Sponsors. On some occasions, such payments may be conditioned upon levels of assets in the wrap accounts and the quality of the Sponsor’s relationship with the Wrap Program Adviser and its affiliates. The level of such payments made to Sponsors will vary from time to time. In general, the payments by the Wrap Program Adviser to Sponsors are material relative to the wrap account financial compensation received by Sponsors on wrap account assets invested in the Portfolios. If Sponsors and financial advisers receive payments or other incentives in differing amounts, they may have financial incentives for recommending a particular investor adviser or investment medium for wrap accounts. You should consult your financial adviser and review carefully any disclosure by the Sponsor of your wrap account as to compensation received by the Sponsor and your financial adviser.
     Representatives of the Wrap Program Adviser visit financial advisors on a regular basis to educate financial advisors about wrap accounts and the role of the Portfolios in such accounts. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals, to the extent permitted by law.
Certain Ownership of Trust Shares
     As of January 30, 2009, the following person owns of record or is known by the Trust to own beneficially 5% or more of the outstanding shares of the Portfolios:

Series C:

Merrill Lynch Pierce Fenner	49.82%
& Smith Inc for the Sole Benefit of Its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	5.57%
Special Custody Accounts FBO Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151

Series H:

Merrill Lynch Pierce Fenner	7.58%
& Smith Inc for the Sole Benefit of Its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484

Allianz Global Investors of America L.P.	92.42%
ATTN Donna Thompson 680 Newport Center Dr. Ste 250 Newport Beach, CA 92660-4046

Series M:

Merrill Lynch Pierce Fenner	49.14%
& Smith Inc for the Sole Benefit of Its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	5.72%
Special Custody Accounts FBO Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151

Series R:

Merrill Lynch Pierce Fenner	82.63%
& Smith Inc for the Sole Benefit of Its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484
     To the extent a shareholder “controls”the Portfolio, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Portfolio to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.
     As of February 20, 2009, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than 1 percent of each Portfolio and of the Trust as a whole.
Custodian and Accounting Agent
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the assets and accounting agent of each Portfolio.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services, accounting assistance, and consultation in connection with SEC filings.

Transfer Agent
Boston Financial Data Services, 330 West 9th Street, Kansas City, MO 64105, serves as the Trust’s transfer agent.
Legal Counsel
Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as legal counsel to the Trust.
Registration Statement
     This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.
Financial Statements
     Audited financial statements for each Portfolio, as of October 31, 2008, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, each dated December 30, 2008, are incorporated by reference to the Trust’s October 31, 2008 Annual Report, filed electronically with the SEC on January 7, 2009 (Accession No. 0000950123-09-000191).

APPENDIX A
ALLIANZ GLOBAL INVESTORS MANAGED ACCOUNTS TRUST
(formerly known as Fixed Income SHares)
(THE “TRUST”)
PROXY VOTING POLICY
1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate series, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the series and analyzing the performance of the series’ securities are in the best position and have the information necessary to vote proxies in the best interests of the series and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the series, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the series.

2.	The Trust, for each series advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular series. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A-1 hereto. A summary of the detailed proxy voting policy of PIMCO, a sub-adviser to the Trust, is attached as Appendix A-2 hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a series of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summary of the proxy voting policy of PIMCO, a sub-adviser to the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-462-9727 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the proxy voting policy of PIMCO, a sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Appendix A-1
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable series, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the series and analyzing the performance of the series’ securities are in the best position and have the information necessary to vote proxies in the best interests of the series and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the series, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the series.

2.	AGIFM, for each series of Allianz Global Investors Managed Accounts Trust (“the Trust”) which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective series, subject to the terms hereof.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a series shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Trust’s Board or chief compliance officer.

6.	This Proxy Voting Policy Summary and summary of the proxy voting policy of PIMCO, a sub-adviser to the Trust, shall be available (i) without charge, upon request, by calling 1-800-462-9727 and (ii) on Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant series’ board of trustees or chief compliance officer, this Proxy Voting Policy Summary and summary of the proxy voting policy of PIMCO, and each other entity with proxy voting authority for a series advised by AGIFM shall also be included in the SAI for the relevant series.

Appendix A-2
Pacific Investment Management Company LLC
Description of Proxy Voting Policy and Procedures
Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 205(4)—6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and/or its shareholders.
PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

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